Nuveen Exchange-Traded Funds

JANUARY 31, 1998

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NAZ
Arizona

NUM
NMP
Michigan

NUO
Ohio

NTX
Texas

Photo of: 2 people fishing.

Highlights
As of January 31, 1998

         CONTENTS
  1      Dear Shareholder
  4      NAZ Commentary & Overview
  6      NUM Commentary & Overview
  8      NMP Commentary & Overview
 10      NUO Commentary & Overview
 12      NTX Commentary & Overview
 14      Shareholder Meeting Report
 19      Portfolio of Investments
 44      Statement of Net Assets
 46      Statement of Operations
 48      Statement of Changes in Net Assets
 51      Notes to Financial Statements
 56      Financial Highlights
 60      Building Better Portfolios
 61      Fund Information

Performance Highlights

Nuveen Arizona Premium Income Municipal Fund
 o Stable Tax-Free Dividend for 12 Consecutive Months
 o Taxable Equivalent Yield of 7.70% for Investors in
   Combined 34.3% Federal and State Income Tax Bracket
 o 1-Year Total Return of 11.89% Outperforms Lehman Brothers Municipal Index

Nuveen Michigan Quality Income Municipal Fund
 o Stable Tax-Free Dividend for 32 Consecutive Months
 o Taxable Equivalent Yield of 8.38% for Investors in
   Combined 34% Federal and State Income Tax Bracket
 o 1-Year Total Return of 10.89% Outperforms Lehman Brothers Municipal Index

Nuveen Michigan Premium Income Municipal Fund
 o Stable Tax-Free Dividend for 6 Consecutive Months
 o Ranked first in Lipper Category for 1- and 3-year Periods
 o 1-Year Total Return of 13.03% Outperforms both Lehman Brothers
   Municipal Index

Nuveen Ohio Quality Income Municipal Fund
 o Stable Tax-Free Dividend for 6 Consecutive Months
 o Taxable Equivalent Yield of 8.13% for Investors in
   Combined 35.8% Federal and State Income Tax Bracket
 o 1-Year Total Return of 12.11% Outperforms Lehman Brothers Municipal Index

Nuveen Texas Quality Income Municipal Fund
 o Stable Tax-Free Dividend for 24 Consecutive Months
 o Taxable Equivalent Yield of 8.48% for Investors in
   Combined 31% Federal and State Income Tax Bracket
 o 1-Year Total Return of 11.87% Outperforms Lehman Brothers Municipal Index

PIE CHARTS FOR HIGH CREDIT QUALITY:

Nuveen Arizona Premium Income Municipal Fund
AAA                           63%
AA                            23%
A                              4%
BBB/NR                        10%


Nuveen Michigan Quality Income Municipal Fund
AAA                           55%
AA                            34%
A                              8%
BBB/NR                         3%


Nuveen Michigan Premium Income Municipal Fund

AAA                           52%
AA                            34%
A                             13%
BBB                            1%


Nuveen Ohio Quality Income Municipal Fund

AAA                           64%
AA                            17%
A                              8%
BBB/NR                        11%


Nuveen Texas Quality Income Municipal Fund
AAA                           60%
AA                            16%
A                             18%
BBB/NR                         6%

Dear Shareholder

Photo of: TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD



Wealth takes a lifetime to build. Once achieved, it should be preserved.

Over the past year, the bond market enjoyed a period of solid performance, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate tightening in March 1997, also contri buted to the positive environment for bonds.

Between the end of January 1997 and January 1998, the yield on 30-year Treasury bonds dropped from 6.79% to 5.80%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.82% to 5.19%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury
bond yields, combined with their ability to provide dependable tax-free income, continue to make municipals an attractive investment opportunity.


FUND PERFORMANCE REVIEW
Over the past 12 months, the funds covered in this report have performed well, rewarding investors with reliable tax-free income and attractive returns. As of January 31, 1998, shareholders were receiving current market yields that ranged from 5.06% to 5.85%. To match these yields, investors in the 31% federal income tax bracket and applicable state tax bracket would have had to earn at least 7.70% on taxable alternatives. Dividend stability continues to be a hallmark of the

Nuveen exchange-traded funds, as the dividends for the five funds in this report were declared a total of 60 times over the past year with only two minor adjustments.

For the 12 months ended January 31, 1998, the funds posted total returns that ranged from 10.89% to 13.03%, as each fund outpaced the Lehman Brothers Municipal Bond Index's one-year return of 10.11%. These returns were equivalent to taxable returns of 14.18% to 16.00% for investors in the combined 31% federal and applicable state tax bracket. For shareholders in higher federal tax brackets, the tax-adjusted returns were even more attractive. You will find additional details on the individual performance of each fund on pages 4-13.




MEETING INVESTOR NEEDS
The stable income stream and attractive returns detailed on the following pages demonstrate that these funds continued to achieve their investment objectives, which are to maintain a high level of current tax-free income and enhance portfolio value through investments in state tax-exempt municipal bonds that meet our value investing criteria.

At Nuveen, value investing means taking a fundamental approach to finding bonds that are underrated or undervalued by the market but that have the potential for above-market appreciation. Because we realize that we cannot control the direction of the market, we focus instead on controlling the selection process by thoroughly researching and assessing the individual characteristics of each bond, such as sector, geographic region, structure and credit quality. This enables us to select the bonds that create well-constructed portfolios designed to meet our shareholders' needs for income and to provide the potential for capital appreciation.

BUILDING BETTER PORTFOLIOS
As you review the performance
of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions that withstand the test of time. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. These include our two balanced funds, which emphasize capital appreciation and stability through a blend of equities and Treasury securities or municipal bonds, as well as the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen,
I thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

March 16, 1998



Side Bar Text: "The stable income stream and attractive returns detailed on the following pages demonstrate that these funds continued to achieve their investment objectives."

Side Bar Text: "We hope that you continue to think of Nuveen when seeking quality investment solutions that withstand the test of time."

Nuveen Arizona Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER STEVE KRUPA TALKS ABOUT THE ARIZONA MUNICIPAL MARKET, THE PERFORMANCE OF THE ARIZONA PREMIUM INCOME FUND, AND OPPORTUNITIES TO FIND VALUE DURING THE PAST YEAR.

PERFORMANCE REVIEW
Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. New issue and refunding activity took off, totaling $220 billion nationally by year end - the third largest volume ever. In Arizona, supply was particularly heavy due to the tremendous growth in the state's population and economy. This environment afforded numerous opportunities to find value in the essential services sector, especially among bonds issued by schools, water and sewer districts, and hospitals. The bull market also brought volatility, as the continued strength of the economy caused concern that robust growth would be accompanied by higher inflation. This volatility, too, provided opportunities as we took advantage of temporary dips in the market to purchase bonds at attractive levels.

As Tim mentioned in his letter to shareholders, the Arizona Premium Income Fund performed well over the past 12 months, providing a steady monthly dividend of $.069 per share throughout the period and generating a total return on net asset value of 11.89%, equivalent to a taxable return of 14.91% for shareholders in the combined 34.3% federal and state tax bracket. This compares favorably with the 10.11% annual return for the Lehman Brothers Municipal Bond Index.

Nearly one quarter of the fund's portfolio has been pre-refunded and escrowed with U.S. Treasury securities, providing exceptional stability and enhanced credit quality. However, since pre-refunding also means the portfolio is less affected by interest rate movements, the fund was less able to participate fully in the market rally as interest rates fell. With short-term interest rates well below long-term rates, common shareholders benefited from the leveraged structure of the fund, which enabled us to add an additional 134 basis points to the yield.

STATE GROWTH CONTINUES
Over the past year, the state's economic growth slowed somewhat from peak levels, but continued at a robust pace, making Arizona one of the fastest-growing states in the country. Job growth and population growth remain strong, as unemployment fell to its lowest rate since 1969. This continued growth has increased the demand for essential services, which was reflected in the increased supply of municipal bonds issued early in 1997. Although supply has been relatively light in recent months, we expect new issuance to pick up again as this vibrant growth creates additional financing needs throughout the state.

SUMMARY AND OUTLOOK
In the coming months, we anticipate that the trend toward tight credit spreads will continue, enabling us improve the quality of our portfolio by purchasing high quality bonds at yields similar to those of bonds with lower credit ratings. The fund's dividend is quite stable, having remained at its current level for the past 12 months. Given the strong economy and low interest rate environment, the trend toward pre-refunding is expected to continue, which should increase the value of certain bonds in the portfolio. However, it may limit the fund's ability to participate fully in future market rallies. Our focus will continue to be on purchasing bonds issued by the essential services sector, which we believe currently offers greater stability than general obligation bonds.

Nuveen Arizona Premium Income Municipal Fund
Performance Overview
As of January 31, 1998

NAZ

PORTFOLIO STATISTICS
=============================================

Inception Date                          11/92
---------------------------------------------
Share Price                           $16 3/8
---------------------------------------------
Net Asset Value                        $15.59
---------------------------------------------
Current Market Yield                    5.06%
---------------------------------------------
Taxable Equivalent Yield
  (Federal Only)(1)                     7.33%
---------------------------------------------
Taxable Equivalent Yield
  (Federal and State)(1)                7.70%
---------------------------------------------
Fund Net Assets ($000)                $97,033
---------------------------------------------
Average Weighted Maturity (Years)       18.64
---------------------------------------------
Average Weighted Duration (Years)        5.57
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
=============================================

1-Year                                 11.89%
---------------------------------------------
3-Year                                 11.37%
---------------------------------------------
5-Year                                  7.83%
---------------------------------------------
Since Inception                         7.71%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
=============================================

1-Year                                 14.91%
---------------------------------------------
3-Year                                 14.37%
---------------------------------------------
5-Year                                 10.79%
---------------------------------------------
Since Inception                        10.56%
---------------------------------------------


PIE CHART:

Diversification
Transportation             6%
Tax Obligation (Limited)   9%
Housing (Single Family)    4%
Water and Sewer           10%
Housing (Multi-Family)     4%
Health Care               12%
Basic Materials            4%
Tax Obligation (G.O)      12%
Education/Civic Org.       4%
Utilities                 14%
Other                      1%
U.S. Guaranteed           20%

BAR CHART:
1997-1998 Monthly Tax-Free Dividends
Feb 97         0.069
Mar 97         0.069
Apr 97         0.069
May 97         0.069
Jun 97         0.069
Jul 97         0.069
Aug 97         0.069
Sep 97         0.069
Oct 97         0.069
Nov 97         0.069
Dec 97         0.069
Jan 98         0.069


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 34.3%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 34.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Michigan Quality Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER JAMES LUMBERG REVIEWS THE MICHIGAN MUNICIPAL MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE MICHIGAN QUALITY INCOME FUND.



PERFORMANCE REVIEW
For the 12 months ended January 31, 1998, the Michigan Quality Income Fund posted a total return on net asset value of 10.89%, compared with 10.11% for the Lehman Brothers Municipal Bond Index. This provided investors in the combined 34% federal and state tax bracket with a taxable equivalent return of 14.18%. Also, the fund ranked in the middle of its peer group for the 1- and 3-year periods, however, it ranked first for the longer-term 5-year period. Throughout the period, the fund produced a steady monthly dividend of $.0795 per share.

IMPROVING ECONOMIC ENVIRONMENT LEADS TO CREDIT UPGRADES
In 1997, Standard & Poor's upgraded their credit rating for the state of Michigan from AA to AA+. This upgrade reflects the improved economic environment in the state as demonstrated by growth in per capita income, some diversification of the employment base and a trend of unemployment rates that are below the national average, among other factors.

KEEPING AN EYE ON STRUCTURE
Portfolio structure played a positive role in the fund's performance in 1997. The fund's leverage-adjusted duration on January 31 was 7.31 years, which is longer than the 7.19 year average of the Lehman Brothers index. Duration was beneficial in a year in which municipal bond yields fell 40 basis points from 5.82% on February 1, 1997, to 5.19% on January 31, 1998, as measured by the Bond Buyer 40. However, duration is only one structural element that led to the fund's favorable performance. Others include sector allocation, credit quality and call protection.

Sector Allocation
The fund's largest sector allocation is in General Obligation bonds, which account for 27% of the fund's net asset value. In the current market, as money has come into the fund through bond calls and pre-refunding, we have redeployed assets into General Obligation bonds backed by the full faith and credit of the state or local government. Our bias for General Obligation bonds in the past year was the result of two market dynamics. First, supply within this sector was heavy at times, providing opportunities to purchase bonds at attractive levels. Second, many General Obligation bonds are highly rated, matching a preference for higher credit quality in a market where investors are generally not compensated for assuming incremental credit risk. The fund's second largest sector allocations is escrowed securities. Nearly a quarter of the fund's portfolio holdings have been pre-refunded and escrowed with U.S. Treasury securities, providing exceptional stability and enhanced credit quality.

Looking forward, we see similar opportunity in the public utility sector.
The state of Michigan is on the forefront of a national trend toward deregulation of the electric utility sector, providing additional opportunities for value investing. We are attempting to select credits that will be dominant after the storm of deregulation has passed, especially the bonds of those companies who stand to benefit from deregulation, including low cost providers with fundamentally sound financials and favorable customer bases. We feel that our investment in this sector will provide the same upside potential that healthcare bonds did a few years ago.

Credit Quality
As of January 31, more than 85% of the portfolio was invested in bonds rated AA or better. There are three reasons for the fund's high credit quality. First, a large percentage of the fund has been pre-refunded. Second, several bonds that we felt were underrated at the time of purchase have been upgraded as the economic environment within the state has improved. Lastly, new purchases in the past year have largely been in bonds with ratings of AA or better.

Call Protection
Finally, the fund benefits from well-diversified call protection that will heighten, in part, the fund's ability to maintain predictable income for investors. Less than 2% of the total portfolio is subject to call prior to the year 2001. Staggered call exposure helps protect the fund from reinvestment risk in the event that interest rates cycle downward.

STRATEGIES FOR THE FUTURE
We continue to manage the fund by focusing on the selection of undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

If the yield curve remains flat throughout the year, we will continue to seek maturities inside of 25 years, favoring bonds in the 15- to 20-year maturity range.

Similarly, with credit premiums remaining at historically tight spreads, we will continue to favor the high end of the credit quality spectrum.

Nuveen Michigan Quality Income Municipal Fund
Performance Overview
As of January 31, 1998

NUM




PORTFOLIO STATISTICS
=============================================

Inception Date                          10/91
---------------------------------------------
Share Price                           $17 1/4
---------------------------------------------
Net Asset Value                        $16.06
---------------------------------------------
Current Market Yield                    5.53%
---------------------------------------------
Taxable Equivalent Yield
  (Federal Only)(1)                     8.01%
---------------------------------------------
Taxable Equivalent Yield
  (Federal and State)(1)                8.38%
---------------------------------------------
Fund Net Assets ($000)               $262,199
---------------------------------------------
Average Weighted Maturity (Years)       20.87
---------------------------------------------
Leverage-Adjusted Duration (Years)       7.31
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
=============================================

1-Year                                 10.89%
---------------------------------------------
3-Year                                 10.38%
---------------------------------------------
5-Year                                  8.37%
---------------------------------------------
Since Inception                         8.85%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
=============================================

1-Year                                 14.18%
---------------------------------------------
3-Year                                 13.71%
---------------------------------------------
5-Year                                 11.78%
---------------------------------------------
Since Inception                        12.14%
---------------------------------------------

PIE CHART:

Diversification
Tax Obligation (Limited)   6%
Housing (Multi-Family)     5%
Other                      4%
Health Care                8%
Long-Term Care             3%
Utilities                 17%
Housing (Single Family)    3%
U.S. Guaranteed           24%
Education/Civic Org.       3%
Tax Obligation (G.O.)     27%

BARCHART:
1997-1998 Monthly Tax-Free Dividends(3)
Feb 97         0.0795
Mar 97         0.0795
Apr 97         0.0795
May 97         0.0795
Jun 97         0.0795
Jul 97         0.0795
Aug 97         0.0795
Sep 97         0.0795
Oct 97         0.0795
Nov 97         0.0795
Dec 97         0.0795
Jan 98         0.0795


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 34%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund paid shareholders a capital gains distribution in December of $0.0101 per share.

Nuveen Michigan Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER JAMES LUMBERG DISCUSSES THE MICHIGAN PREMIUM INCOME FUND AND REVIEWS FACTORS THAT AFFECTED PERFORMANCE OVER THE PAST YEAR.



PERFORMANCE REVIEW
The Nuveen Michigan Premium Income Municipal Fund provided investors with a total return on net asset value of 13.03%, equivalent to a taxable return of 16.00% for shareholders in the combined 34% federal and state tax bracket. This performance bested both the Lehman Brothers Municipal Bond Index's annual return of 10.11% and the Lipper peer group average of 11.11%. Also, the fund ranked first in its Lipper category for total return for both the 1- and 3- year periods. In August 1997, the monthly dividend of $.067 per share was increased to $.068.

IMPROVING ECONOMIC ENVIRONMENT LEADS TO CREDIT UPGRADES
In 1997, Standard & Poor's upgraded their credit rating for the state of Michigan from AA to AA+. This upgrade reflects the improved economic environment in the state as demonstrated by growth in per capita income, some diversification of the employment base and a trend of unemployment rates that are below the national average, among other factors.

KEEPING AN EYE ON STRUCTURE
Portfolio structure played a positive role in the fund's performance in 1997. The fund's leverage-adjusted duration on January 31 was 8.38 years, which is longer than the 7.19 year average of the Lehman Brothers index. Duration was beneficial in a year in which municipal bond yields fell 40 basis points from 5.82% on February 1, 1997, to 5.19% on January 31, 1998, as measured by the Bond Buyer 40. However, duration is only one structural element that led to the fund's favorable performance. Others include sector allocation, credit quality and call protection.

Sector Allocation
The fund's two largest sector allocations are healthcare and public utility bonds, each accounting for roughly 20% of the fund's net assets. The fund established its core position in healthcare bonds in the mid-1990s, when uncertainty surrounding healthcare reform created opportunities for value investing. At that time, the fund sought out bonds of fundamentally strong facilities with favorable competitive positions and healthy financial operations that were being penalized by broad market hysteria. Since that time, spreads for healthcare bonds have narrowed and many of these bonds have been pre-refunded, adding price stability and dependable income to the portfolio.

Looking forward, we see similar opportunity in the public utility sector. The state of Michigan is on the forefront of a national trend toward deregulation of the electric utility sector, providing additional opportunities for value investing. We are attempting to select credits that will be dominant after the storm of deregulation has passed, especially the bonds of those companies who stand to benefit from deregulation, including low cost providers with fundamentally sound financials and favorable customer bases. We feel that our investment in this sector will provide the same upside potential that healthcare bonds did a few years ago.

Credit Quality
As of January 31, more than 85% of the portfolio was invested in bonds rated AA or better. The reasons for such high credit quality include: Some of the fund's lower-rated credits have been pre-refunded as issuers took advantage of lower interest rates, adding price stability and credit quality to the fund. Second, several bonds that we felt were underrated at the time of purchase have been upgraded as the economic environment within the state has improved. And lastly, our credit bias is to purchase bonds with high credit quality since we believe investors are not adequately compensated for credit risk in the current market.

Call Protection
Finally, the fund benefits from well-diversified call protection that will heighten, in part, the fund's ability to maintain predictable income for investors. Less than 2% of the total portfolio is subject to call prior to the year 2001. Staggered call exposure helps protect the fund from reinvestment risk in the event that interest rates cycle downward.

STRATEGIES FOR THE FUTURE
We continue to manage the fund by focusing on the selection of undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

If the yield curve remains flat throughout the year, we will continue to seek maturities inside of 25 years, favoring bonds in the 15- to 20-year maturity range.

Similarly, with credit premiums remaining at historically tight spreads, we will continue to favor the high end of the credit quality spectrum.

Nuveen Michigan Premium Income Municipal Fund
Performance Overview
As of January 31, 1998

NMP


PORTFOLIO STATISTICS
=============================================

Inception Date                          12/92
---------------------------------------------
Share Price                          $15 1/16
---------------------------------------------
Net Asset Value                        $15.40
---------------------------------------------
Current Market Yield                    5.42%
---------------------------------------------
Taxable Equivalent Yield
  (Federal Only)(1)                     7.86%
---------------------------------------------
Taxable Equivalent Yield
  (Federal and State)(1)                8.21%
---------------------------------------------
Fund Net Assets ($000)               $174,235
---------------------------------------------
Average Weighted Maturity (Years)       16.25
---------------------------------------------
Leverage-Adjusted Duration (Years)       8.38
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
=============================================

1-Year                                 13.03%
---------------------------------------------
3-Year                                 12.32%
---------------------------------------------
5-Year                                  7.73%
---------------------------------------------
Since Inception                         7.54%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
=============================================

1-Year                                 16.00%
---------------------------------------------
3-Year                                 15.32%
---------------------------------------------
5-Year                                 10.66%
---------------------------------------------
Since Inception                        10.40%
---------------------------------------------

PIE CHART:

Diversification
Water and Sewer            7%
Education/Civic Org.       6%
Housing (Multi-Family)    10%
U.S. Guaranteed            3%
Tax Obligation (Limited)  11%
Housing (Single Family)    3%
Tax Obligation (G.O.)     14%
Capital Goods              3%
Health Care               19%
Other                      2%
Utilities                 22%

BAR CHART:
1997-1998 Monthly Tax-Free Dividends
Feb 97         0.067
Mar 97         0.067
Apr 97         0.067
May 97         0.067
Jun 97         0.067
Jul 97         0.067
Aug 97         0.068
Sep 97         0.068
Oct 97         0.068
Nov 97         0.068
Dec 97         0.068
Jan 98         0.068



1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 34%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Ohio Quality Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER JAMES LUMBERG COMMENTS ON THE OHIO MUNICIPAL MARKET AND THE PERFORMANCE OF THE OHIO QUALITY INCOME FUND OVER THE PAST 12 MONTHS.



PERFORMANCE REVIEW
Over the past year, the performance of the Ohio Quality Income Fund was strong, with the fund's total annual return on net asset value of 12.11% outperforming both the Lehman Brothers Municipal Bond Index return of 10.11% and the Lipper peer group average of 11.60%. For investors in the combined 35.8% federal and state tax bracket, this provided a taxable equivalent return of 15.58%. Also, the fund ranked first in its Lipper category for both the 3- and 5-year periods.

MAINTAINING FINANCIAL STRENGTH
Ohio's current budget calls for $3 billion of debt to be issued through the year 2000, with capital spending targeted for schools, prisons, and parks and natural resource facilities. As specified in the state constitution, the Ohio Building Authority and the Ohio Public Facilities Commission are the state's primary vehicles for financing long-term capital improvements. Bonds issued by these two agencies are secured by state lease-rental payments, with user departments incurring an absolute and unconditional obligation to make payments.

The state's AA+ credit rating for General Obligation bonds reflects the depth of Ohio's economy, strong financial management, and manageable level of debt. Economic diversification, an expanding service sector, strong export activity, and stable real estate markets also contributed to the continuing strength of Ohio's economic performance. This has enabled the state to accumulate sizable financial reserves. As the state continues to work toward restructuring school funding formulas in line with 1997's state supreme court decision, the challenge will be to balance education requirements with other spending needs while maintaining a strong financial position.

KEEPING AN EYE ON STRUCTURE
Sector Allocation
In addition to pre-refunded and escrowed bonds, which represent 18% of the portfolio, the fund's two largest sector allocations are General Obligation (accounting for 16% of the fund's net assets) and education bonds, accounting for another 12% of the portfolio. General Obligation bonds provide the core position of the portfolio. Backed by the full faith and credit of the state or local government, these bonds support essential services such as water and sewer projects.

Looking forward, we see opportunity in the public utility sector. The state of Ohio is considering legislative proposals to deregulate its electric utility sector, which should provide opportunities for value investing. We are attempting to select credits that will be dominant after the storm of deregulation has passed, especially the bonds of those companies that stand to benefit from deregulation, including low cost providers with fundamentally sound financials and favorable customer bases. We feel that our investment in this sector will provide the same upside potential that healthcare bonds did a few years ago.

Credit Quality
With 80% of the portfolio rated AA or better, the fund is reaping the rewards of selecting bonds that were eventually pre-refunded. In an advance refunding, a bond issue is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. With these bonds now backed by AAA-rated Treasury bonds, we have improved the credit quality of the fund and improved its net asset value stability.

Call Protection
Finally, the fund benefits from well-diversified call protection that will heighten, in part, the fund's ability to maintain predictable income for investors. Less than 2% of the total portfolio is subject to call prior to the year 2001. Staggered call exposure helps protect the fund from reinvestment risk in the event that interest rates cycle downward.

STRATEGIES FOR THE FUTURE
We continue to manage the fund by focusing on the selection of undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

If the yield curve remains flat throughout the year, we will continue to seek maturities inside of 25 years, favoring bonds in the 15- to 20-year range. It is our opinion that in the current yield environment, investors are not being adequately compensated for assuming incremental interest rate risk of maturities at the long end of the market.

Similarly, with credit premiums remaining at historically tight spreads, we will continue to favor the high end of the credit spectrum.

Nuveen Ohio Quality Income Municipal Fund
Performance Overview
As of January 31, 1998

NUO


PORTFOLIO STATISTICS
=============================================

Inception Date                          10/91
---------------------------------------------
Share Price                           $18 5/8
---------------------------------------------
Net Asset Value                        $16.82
---------------------------------------------
Current Market Yield                    5.22%
---------------------------------------------
Taxable Equivalent Yield
  (Federal Only)(1)                     7.57%
---------------------------------------------
Taxable Equivalent Yield
  (Federal and State)(1)                8.13%
---------------------------------------------
Fund Net Assets ($000)               $234,003
---------------------------------------------
Average Weighted Maturity (Years)       19.58
---------------------------------------------
Average Weighted Duration (Years)        5.13
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
=============================================

1-Year                                 12.11%
---------------------------------------------
3-Year                                 11.35%
---------------------------------------------
5-Year                                  9.33%
---------------------------------------------
Since Inception                         9.34%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
=============================================

1-Year                                 15.58%
---------------------------------------------
3-Year                                 14.86%
---------------------------------------------
5-Year                                 12.91%
---------------------------------------------
Since Inception                        12.79%
---------------------------------------------

PIE CHART:

Diversification
Water and Sewer           10%
Utilities                 10%
Housing (Multi-Family)     8%
Health Care               11%
Housing (Single Family)    6%
Education/Civic Org.      12%
Other                      5%
Tax Obligation (G.O.)     16%
Tax Obligation (Limited)   4%
U.S. Gauranteed           18%

BAR CHART:
1997-1998 Monthly Tax-Free Dividends
Feb 97         0.08
Mar 97         0.08
Apr 97         0.08
May 97         0.08
Jun 97         0.08
Jul 97         0.08
Aug 97         0.081
Sep 97         0.081
Oct 97         0.081
Nov 97         0.081
Dec 97         0.081
Jan 98         0.081


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 35.8%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 35.8%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Texas Quality Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER DAN SOLENDER DISCUSSES THE CURRENT STATE OF THE TEXAS MUNICIPAL MARKET AND FACTORS THAT AFFECTED THE ANNUAL PERFORMANCE OF THE TEXAS QUALITY INCOME FUND.



PERFORMANCE REVIEW
The Texas Quality Income Fund returned 11.87% on net asset value for the 12 months ending January 31, 1998, outperforming the Lehman Brothers Municipal Bond Index's 10.11% return and providing a taxable equivalent return of 14.70% for investors in the 31% federal tax bracket. This strong performance was due in large part to the appreciation of the bonds in the portfolio during the strong bond market of the past year. Over this period, the fund continued to provide a steady dividend of $.078 per share each month.

PORTFOLIO CHANGES AND PURCHASES
Although supply in the general municipal bond market was heavy, reaching its highest level since 1993, Texas saw only sporadic supply, with periods of limited and heavy volume alternating intermittently. In this environment, we focused on new issues and opportunities that presented themselves when supply was heavy. Portfolio turnover remained below 10%, but bonds were added when they could enhance the total return performance of the portfolio. Incremental yield was added through the purchase of longer-term discount bonds and insured hospital bonds.

THE STATE OF THE STATE
The credit quality of the new supply market in Texas is very high, with the majority of new bonds rated AAA and AA. A strong state economy and a balanced budget with sizable cash reserves and low debt levels form the basis of the state's credit strength. State finances have recovered significantly from the budget deficits of the 1980s, which were brought on by the collapse of oil prices, decline in real estate markets, and aerospace cutbacks. The Texas economy now continues to expand, with economic diversification supplied by the construction, services, and manufacturing sectors, particularly in apparel and high-technology. Strong financial management and increased revenues from additional taxes and a new lottery have improved and stabilized the Texas economy.

Current spending pressures come from growing demand for medical assistance and education funding on behalf of a growing population as well as the increasing operational costs of correctional facilities. Despite continued uncertainty regarding the constitutionality of school funding formulas, the outlook for general obligation bonds is stable. Overall, economic fundamentals in the state remain strong due to the competitive advantages offered by Texas's low-cost business environment, substantial growth in the high-tech sector, and favorable geographic position for international trade.

SUMMARY AND OUTLOOK
We expect credit spreads to remain tight, providing us with opportunities to buy higher quality bonds at yields comparable to those with lower credit ratings. Over the coming months, we plan to focus on sectors such as health care and essential services, seeking primarily bonds with longer maturities. We will also search for opportunities to enhance yield if credit spreads temporarily widen.

Nuveen Texas Quality Income Municipal Fund
Performance Overview
As of January 31, 1998

NTX


PORTFOLIO STATISTICS
=============================================

Inception Date                          10/91
---------------------------------------------
Share Price                               $16
---------------------------------------------
Net Asset Value                        $16.09
---------------------------------------------
Current Market Yield                    5.85%
---------------------------------------------
Taxable Equivalent Yield(1)             8.48%
---------------------------------------------
Fund Net Assets ($000)               $220,279
---------------------------------------------
Average Weighted Maturity (Years)       20.28
---------------------------------------------
Average Weighted Duration (Years)        5.73
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
=============================================

1-Year                                 11.87%
---------------------------------------------
3-Year                                 10.98%
---------------------------------------------
5-Year                                  8.66%
---------------------------------------------
Since Inception                         8.85%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
=============================================

1-Year                                 14.70%
---------------------------------------------
3-Year                                 13.89%
---------------------------------------------
5-Year                                 11.67%
---------------------------------------------
Since Inception                        11.75%
---------------------------------------------

PIE CHART:

Diversification
Housing (Single Family)    9%
Education/Civic Org.       9%
Utilities                  8%
Transportation            12%
Tax Obligation (Limited)   7%
Tax Obligation (G.O.)     14%
Water and Sewer            6%
U.S. Guaranteed           15%
Other                      4%
Health Care               16%

BAR CHART:
1997-1998 Monthly Tax-Free Dividends
Feb 97         0.078
Mar 97         0.078
Apr 97         0.078
May 97         0.078
Jun 97         0.078
Jul 97         0.078
Aug 97         0.078
Sep 97         0.078
Oct 97         0.078
Nov 97         0.078
Dec 97         0.078
Jan 98         0.078


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report
Annual Meeting Date: January 31, 1998
                                                                          ARIZONA PREMIUM           MICHIGAN QUALITY
--------------------------------------------------------------------------------------------------------------------
                                                                                Preferred                  Preferred
                                                                    Common         Shares        Common       Shares
                                                                    Shares      Series-Th        Shares    Series-Th
--------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
WAS REACHED AS FOLLOWS:
ROBERT P. BREMNER
      For                                                        4,055,603          1,061    10,182,662        3,141
      Withhold                                                      35,252              8       125,539           28
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,090,855          1,069    10,308,201        3,169
LAWRENCE H. BROWN
      For                                                        4,055,603          1,061    10,182,662        3,141
      Withhold                                                      35,252              8       125,539           28
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,090,855          1,069    10,308,201        3,169
ANTHONY T. DEAN
      For                                                        4,055,603          1,061    10,182,662        3,141
      Withhold                                                      35,252              8       125,539           28
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,090,855          1,069    10,308,201        3,169
ANNE E. IMPELLIZZERI
      For                                                        4,055,603          1,061    10,177,562        3,141
      Withhold                                                      35,252              8       130,639           28
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,090,855          1,069    10,308,201        3,169
PETER R. SAWERS
      For                                                        4,055,603          1,061    10,172,721        3,141
      Withhold                                                      35,252              8       135,480           28
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,090,855          1,069    10,308,201        3,169
JUDITH M. STOCKDALE
      For                                                        4,055,603          1,061    10,171,135        3,141
      Withhold                                                      35,252              8       137,066           28
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,090,855          1,069    10,308,201        3,169
WILLIAM J. SCHNEIDER
      For                                                               --          1,060            --        3,141
      Withhold                                                          --              9            --           28
--------------------------------------------------------------------------------------------------------------------
        Total                                                           --          1,069            --        3,169
TIMOTHY R. SCHWERTFEGER
      For                                                               --          1,060            --        3,141
      Withhold                                                          --              9            --           28
--------------------------------------------------------------------------------------------------------------------
        Total                                                            --         1,069             --       3,169
RATIFICATION OF AUDITORS
WAS REACHED AS FOLLOWS:
      For                                                        4,037,559          1,058    10,154,328        3,128
      Against                                                       12,094              5        27,388           14
      Abstain                                                       41,202              6       126,485           27
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,090,855          1,069    10,308,201        3,169

                                                                                            MICHIGAN PREMIUM
--------------------------------------------------------------------------------------------------------------------
                                                                                              Preferred    Preferred
                                                                                   Common        Shares       Shares
                                                                                   Shares     Series-Th     Series-M
--------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
WAS REACHED AS FOLLOWS:
ROBERT P. BREMNER
      For                                                                       7,088,027         1,339          832
      Withhold                                                                     88,483             1            8
--------------------------------------------------------------------------------------------------------------------
        Total                                                                   7,176,510         1,340          840
LAWRENCE H. BROWN
      For                                                                       7,083,859         1,339          832
      Withhold                                                                     92,651             1            8
--------------------------------------------------------------------------------------------------------------------
        Total                                                                   7,176,510         1,340          840
ANTHONY T. DEAN
      For                                                                       7,086,695         1,339          832
      Withhold                                                                     89,815             1            8
--------------------------------------------------------------------------------------------------------------------
        Total                                                                   7,176,510         1,340          840
ANNE E. IMPELLIZZERI
      For                                                                       7,082,033         1,339          832
      Withhold                                                                     94,477             1            8
--------------------------------------------------------------------------------------------------------------------
        Total                                                                   7,176,510         1,340          840
PETER R. SAWERS
      For                                                                       7,083,761         1,339          832
      Withhold                                                                     92,749             1            8
--------------------------------------------------------------------------------------------------------------------
        Total                                                                   7,176,510         1,340          840
JUDITH M. STOCKDALE
      For                                                                       7,066,171         1,339          832
      Withhold                                                                    110,339             1            8
--------------------------------------------------------------------------------------------------------------------
        Total                                                                   7,176,510         1,340          840
WILLIAM J. SCHNEIDER
      For                                                                              --         1,339          832
      Withhold                                                                         --             1            8
--------------------------------------------------------------------------------------------------------------------
        Total                                                                          --         1,340          840
TIMOTHY R. SCHWERTFEGER
      For                                                                              --         1,339          832
      Withhold                                                                         --             1            8
--------------------------------------------------------------------------------------------------------------------
        Total                                                                          --         1,340          840
RATIFICATION OF AUDITORS
WAS REACHED AS FOLLOWS:
      For                                                                       7,054,478         1,311          836
      Against                                                                      18,840             1           --
      Abstain                                                                     103,192            28            4
--------------------------------------------------------------------------------------------------------------------
        Total                                                                   7,176,510         1,340          840

Shareholder Meeting Report
Annual Meeting Date: January 31, 1998
                                                                                    OHIO QUALITY
--------------------------------------------------------------------------------------------------------------------
                                                                                Preferred     Preferred    Preferred
                                                                    Common         Shares        Shares       Shares
                                                                    Shares      Series-Th      Series-M   Series-Th2
--------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
WAS REACHED AS FOLLOWS:
ROBERT P. BREMNER
      For                                                        8,286,713          1,380           624          977
      Withhold                                                      81,219             17            12           16
--------------------------------------------------------------------------------------------------------------------
        Total                                                    8,367,932          1,397           636          993
LAWRENCE H. BROWN
      For                                                        8,286,694          1,380           624          977
      Withhold                                                      81,238             17            12           16
--------------------------------------------------------------------------------------------------------------------
        Total                                                    8,367,932          1,397           636          993
ANTHONY T. DEAN
      For                                                        8,287,046          1,380           624          977
      Withhold                                                      80,886             17            12           16
--------------------------------------------------------------------------------------------------------------------
        Total                                                    8,367,932          1,397           636          993
ANNE E. IMPELLIZZERI
      For                                                        8,279,049          1,380           624          977
      Withhold                                                      88,883             17            12           16
--------------------------------------------------------------------------------------------------------------------
        Total                                                    8,367,932          1,397           636          993
PETER R. SAWERS
      For                                                        8,283,462          1,380           624          977
      Withhold                                                      84,470             17            12           16
--------------------------------------------------------------------------------------------------------------------
        Total                                                    8,367,932          1,397           636          993
JUDITH M. STOCKDALE
      For                                                        8,277,222          1,380           624          977
      Withhold                                                      90,710             17            12           16
--------------------------------------------------------------------------------------------------------------------
        Total                                                    8,367,932          1,397           636          993
WILLIAM J. SCHNEIDER
      For                                                               --          1,380           624          977
      Withhold                                                          --             17            12           16
--------------------------------------------------------------------------------------------------------------------
        Total                                                           --          1,397           636          993
TIMOTHY R. SCHWERTFEGER
      For                                                               --          1,380           624          977
      Withhold                                                          --             17            12           16
--------------------------------------------------------------------------------------------------------------------
        Total                                                           --          1,397           636          993
RATIFICATION OF AUDITORS
WAS REACHED AS FOLLOWS:
      For                                                        8,262,896          1,378           622          978
      Against                                                       20,036             --            --            1
      Abstain                                                       85,000             19            14           14
--------------------------------------------------------------------------------------------------------------------
        Total                                                    8,367,932          1,397           636          993

                                                                                              TEXAS QUALITY
---------------------------------------------------------------------------------------------------------------------
                                                                                               Preferred    Preferred
                                                                                    Common        Shares       Shares
                                                                                    Shares     Series-Th     Series-M
---------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
WAS REACHED AS FOLLOWS:
ROBERT P. BREMNER
      For                                                                       8,627,966         1,725           645
      Withhold                                                                     57,477            79            16
---------------------------------------------------------------------------------------------------------------------
        Total                                                                   8,685,443         1,804           661
LAWRENCE H. BROWN
      For                                                                       8,626,966         1,725           645
      Withhold                                                                     58,477            79            16
---------------------------------------------------------------------------------------------------------------------
        Total                                                                   8,685,443         1,804           661
ANTHONY T. DEAN
      For                                                                       8,626,966         1,725           645
      Withhold                                                                     58,477            79            16
---------------------------------------------------------------------------------------------------------------------
        Total                                                                   8,685,443         1,804           661
ANNE E. IMPELLIZZERI
      For                                                                       8,625,316         1,725           645
      Withhold                                                                     60,127            79            16
---------------------------------------------------------------------------------------------------------------------
        Total                                                                   8,685,443         1,804           661
PETER R. SAWERS
      For                                                                       8,627,966         1,725           645
      Withhold                                                                     57,477            79            16
---------------------------------------------------------------------------------------------------------------------
        Total                                                                   8,685,443         1,804           661
JUDITH M. STOCKDALE
      For                                                                       8,626,316         1,725           645
      Withhold                                                                     59,127            79            16
---------------------------------------------------------------------------------------------------------------------
        Total                                                                   8,685,443         1,804           661
WILLIAM J. SCHNEIDER
      For                                                                              --         1,725           645
      Withhold                                                                         --            79            16
---------------------------------------------------------------------------------------------------------------------
        Total                                                                          --         1,804           661
TIMOTHY R. SCHWERTFEGER
      For                                                                              --         1,725           645
      Withhold                                                                         --            79            16
---------------------------------------------------------------------------------------------------------------------
        Total                                                                          --         1,804           661
RATIFICATION OF AUDITORS
WAS REACHED AS FOLLOWS:
      For                                                                       8,595,468         1,725           645
      Against                                                                      29,889            79            16
      Abstain                                                                      60,086            --            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                                   8,685,443         1,804           661

Financial Section

                                                 PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                                 NUVEEN ARIZONA PREMIUM INCOME
                                                 MUNICIPAL FUND, INC. (NAZ)
 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              BASIC MATERIALS - 4.2%

 $4,000,000   Gila County Industrial Development Authority, Asarco Incorporated Projects, 1988
                Environmental Revenue Refunding Bonds, 5.550%, 1/01/27             1/08 at 102        BBB        $4,092,680


---------------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS - 3.8%

  1,750,000   Student Loan Acquisition Authority of Arizona (A nonprofit corporation organized pursuant to the laws of the State of Arizona, Student Loan Revenue Bonds, Series 1994,
                6.600%, 5/01/10 (Alternative Minimum Tax)                          5/04 at 102         Aa         1,918,350

    650,000   Certificates of Participation, Series 1994B (University of Arizona Administrative and
                Parking Facilities Project), 6.000%, 7/15/23                       7/04 at 102        Aaa           707,356

  1,000,000   Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds,
                Series 1992, 6.250%, 6/01/11                                       6/02 at 102         AA         1,096,290


---------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - 11.8%

  1,500,000   The Industrial Development Authority of the County of Maricopa (Arizona), Insured Health
                Facility Revenue Bonds (Catholic Healthcare West), 1992 Series A,
                5.750%, 7/01/11                                                    7/02 at 102        Aaa         1,610,235

  3,500,000   The Industrial Development Authority of the County of Maricopa (Arizona), Samaritan
                Health Services, Hospital System Revenue Refunding Bonds, Series 1990A,
                7.000%, 12/01/16                                                  No Opt. Call        Aaa         4,442,270

    600,000   The Industrial Development Authority of the County of Maricopa, Arizona, Baptist
                Hospital System Revenue Refunding Bonds, Series 1995, 5.500%, 9/01/169/05 at 101      Aaa           622,134

    400,000   Mesa Industrial Development Authority Health Care Facilities, Refunding Revenue Bonds
                (Western Health Network, Inc.), Series 1988-1, 7.500%, 1/01/04     1/99 at 102        Aaa           420,960

  2,000,000   Hospital District No. One, Mohave County, Arizona, Refunding General Obligation Bonds
                (Kingman Regional Medical Center Project), Series 1992,
                6.500%, 6/01/15                                                    6/02 at 101        Aaa         2,187,200

  2,000,000   University Medical Center Corporation (Tucson, Arizona), Hospital Revenue Refunding
                Bonds, Series 1992, 6.250%, 7/01/16                                7/02 at 102        Aaa         2,182,580


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY - 4.3%

  4,000,000   The Industrial Development Authority of The City of Tucson, Arizona, Tax-exempt
                Multifamily Housing Revenue Refunding Bonds, Series 1996,
                5.900%, 12/20/31                                                  12/06 at 102        AAA         4,166,120


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY - 3.9%

    470,000   The Industrial Development Authority of the City of Phoenix, Arizona, Statewide
                Single Family Mortgage Revenue Bonds, Series 1995, 6.150%, 6/01/08
                (Alternative Minimum Tax)                                          6/05 at 102        AAA           488,067

    390,000   The Industrial Development Authority of the County of Pima (Arizona), Single Family
                Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%, 2/01/17    8/05 at 102          A           415,888

  2,750,000   The Industrial Development Authority of the County of Pima, Single Family Mortgage
                Revenue Bonds, Series 1997A, 6.250%, 11/01/30
                (Alternative Minimum Tax)                                          5/07 at 102        AAA         2,923,443

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              LONG TERM CARE - 1.1%

$ 1,000,000   The Industrial Development Authority of the County of Mohave, Health Care Revenue
                Refunding Bonds, Series 1996 (GNMA Collateralized - Chris Ridge and Silver Ridge
                Village Projects), 6.375%, 11/01/31                                5/06 at 103        AAA        $1,093,950


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL - 11.9%

  1,400,000   Maricopa Rural Road Improvement District of Pinal County, Arizona, Refunding Bonds,
                Series 1994, 7.000%, 7/01/07                                       7/99 at 101        N/R         1,457,932

    605,000   Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement
                Bonds, Project of 1990, Series E(1993), 6.000%, 7/01/12            7/02 at 100        Aaa           647,979

  1,500,000   Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School
                Improvement Bonds, Project of 1990, Series D(1993), 5.875%, 7/01/127/03 at 102        Aaa         1,631,940

  1,400,000   Chandler Unified School District No. 80 of Maricopa County, Arizona, General Obligation
                Refunding Bonds, Series 1993, 5.950%, 7/01/10                      7/03 at 101        Aaa         1,519,420

  2,500,000   City of Phoenix, Arizona, General Obligation Refunding Bonds, Series 1992,
                6.375%, 7/01/13                                                    7/02 at 102        Aa1         2,754,475

  2,000,000   Tempe Union High School District No. 213 of Maricopa County, Arizona, School
                Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12      7/04 at 101        Aaa         2,185,280

  1,290,000   City of Tucson, Arizona, General Obligation Bonds, Series 1994-B (1996),
                5.750%, 7/01/18                                                    7/06 at 101         AA         1,373,424


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED - 8.8%

              City of Bullhead City, Bullhead Parkway Improvement District Improvement Bonds:
    910,000     6.100%, 1/01/08                                                    1/03 at 103        Baa           987,687
    970,000     6.100%, 1/01/09                                                    1/03 at 103        Baa         1,050,665

  1,600,000   City of Lake Havasu City Municipal Property Corporation, Municipal Facilities Revenue
                Bonds, Series 1993, 6.000%, 6/01/08                                6/02 at 101        Aaa         1,730,976

  2,150,000   Phoenix Civic Plaza Building Corporation, Senior Lien Excise Tax Revenue Bonds,
                Series 1994, 6.000%, 7/01/14                                       7/05 at 101        AA+         2,330,084

  1,510,000   Metropolitan Domestic Water Improvement District of Pima County, Arizona, Special
                Assessment and Water Revenue Bonds, Series 1992, 6.200%, 1/01/12   1/03 at 101        Aaa         1,646,776

    725,000   City of Tucson, Arizona, Certificates of Participation, Series 1994,
                6.375%, 7/01/09                                                    7/04 at 100         AA           801,306


---------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION - 5.5%

  5,000,000   Tucson Airport Authority, Inc. (Arizona), Airport Revenue Bonds, Refunding Series 1993,
                5.700%, 6/01/13                                                    6/03 at 102        Aaa         5,364,300


---------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - 20.2%

  3,195,000   Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement
                Bonds, Project of 1990, Series E(1993), 6.000%, 7/01/12
                (Pre-refunded to 7/01/02)                                          7/02 at 100        Aaa         3,452,070

              The Industrial Development Authority of the County of Mohave, Hospital System Revenue
              Refunding Bonds (Medical Environments, Inc. and Phoenix Baptist Hospital and Medical
              Center, Inc.), Series 1993:
  5,000,000     6.750%, 7/01/08 (Pre-refunded to 7/01/03)                          7/03 at 102        Aaa         5,722,050
  1,000,000     7.000%, 7/01/16 (Pre-refunded to 7/01/03)                          7/03 at 102        Aaa         1,155,390

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - CONTINUED

 $3,700,000   City of Phoenix (Arizona), Civic Improvement Corporation, Wastewater System Lease
                Revenue Bonds, Series 1993, 6.125%, 7/01/23
                (Pre-refunded to 7/01/03)                                          7/03 at 102        AAA        $4,130,606

  3,000,000   City of Tucson, Arizona, General Obligation Bonds, Series 1984-G (1994), 6.250%, 7/01/18
                (Pre-refunded to 7/01/04)                                          7/04 at 101        Aaa         3,375,690

  1,500,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1994-A (1996),
                6.000%, 7/01/21 (Pre-refunded to 7/01/06)                          7/06 at 101        Aaa         1,695,195


---------------------------------------------------------------------------------------------------------------------------
              UTILITIES - 13.4%

  2,000,000   The Industrial Development Authority of the County of Mohave (Arizona), Industrial
                Development Revenue Bonds, 1994 Series (Citizens Utilities Company Projects),
                6.600%, 5/01/29 (Alternative Minimum Tax)                         11/03 at 101        AA+         2,171,040

  1,400,000   Navajo County, Arizona, Pollution Control Corporation, Pollution Control Revenue Refunding
                Bonds (Arizona Public Service Company), 1993 Series A, 5.875%, 8/15/288/03 at 102    Baa1         1,452,556

  1,855,000   The Industrial Development Authority of the County of Pima (Arizona), Industrial Development
                Lease Obligation Refunding Revenue Bonds, 1988 Series A(Irvington Project),
                7.250%, 7/15/10                                                    1/02 at 103        Aaa         2,090,492

  4,530,000   Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project
                Electric System Revenue Bonds, 1992 Series D, 5.750%, 1/01/19      1/02 at 100         Aa         4,709,750

  2,400,000   Salt River Project Agricultural Improvement and Power District, Electric System Revenue
                Refunding Bonds, 1993 Series C, 5.000%, 1/01/16                    1/04 at 102         Aa         2,388,648

    100,000   University of Arizona Telecommunications System, Certificates of Participation, Series 1991,
                6.500%, 7/15/12                                                    7/02 at 102         A+           110,793


---------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER - 9.9%

  2,150,000   Arizona Municipal Financing Program of 1992 Refunding Certificates of Participation,
                Series 1, 6.000%, 8/01/17                                          8/02 at 101        Aaa         2,309,552

    500,000   Wastewater Management Authority of Arizona, Wastewater Treatment Financial Assistance
                Revenue Bonds, Series 1995, 5.750%, 7/01/15                        7/05 at 102        Aaa           540,285

    500,000   The Industrial Development Authority of the County of Maricopa, Water System Improvement
                Revenue Bonds (Chaparral City Water Company Project), Series 1997A,
                5.400%, 12/01/22 (Alternative Minimum Tax)                        12/07 at 102        Aaa           507,835

  2,500,000   City of Phoenix Civic Improvement Corporation (Arizona), Wastewater System Lease
                Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/10              7/04 at 102        Aa3         2,565,550

  3,500,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds, Series 1992A,
                5.750%, 7/01/18                                                    7/02 at 102         A1         3,669,855

---------------------------------------------------------------------------------------------------------------------------
$88,400,000   Total Investments - (cost $87,517,506) - 98.8%                                                     95,897,124
===========

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              Temporary Investments in Short-Term Municipal Securities - 0.7%

 $  500,000   Maricopa County, Arizona Pollution Control Corporation, Pollution Control Revenue      A-1+          $500,000
                Refunding Bonds (Arizona Public Service Company Palo Verde Project), 1994 Series A,
                Variable Rate Demand Bonds, 3.650%, 5/01/29+

    200,000   Maricopa County, Arizona Pollution Control Corporation, Pollution Control Revenue      A-1+           200,000
                Refunding Bonds (Arizona Public Service Company Palo Verde Project), 1994 Series B,
                Variable Rate Demand Bonds, 3.650%, 5/01/29+

---------------------------------------------------------------------------------------------------------------------------
 $  700,000   Total Temporary Investments - 0.7%                                                                    700,000
===========
              Other Assets Less Liabilities - 0.5%                                                                  435,731
              -------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                 $97,032,855
              =============================================================================================================
* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R - Investment is not rated.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

                                                 PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                                 NUVEEN MICHIGAN QUALITY INCOME
                                                 MUNICIPAL FUND, INC. (NUM)
 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              CAPITAL GOODS - 0.4%

$ 1,000,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX Technologies, Inc.
                Project), Series 1993, 6.000%, 12/01/13 (Alternative Minimum Tax) 12/03 at 102         A-        $1,065,430


---------------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS - 3.5%

              Michigan Higher Education Student Loan Authority, Student Loan and
              Refunding Revenue Bonds, Series XV-A:
  1,000,000     6.800%, 10/01/07 (Alternative Minimum Tax)                        10/02 at 102          A         1,081,650
  1,250,000     6.800%, 10/01/08 (Alternative Minimum Tax)                        10/02 at 102          A         1,349,363
    990,000     6.800%, 10/01/09 (Alternative Minimum Tax)                        10/02 at 102          A         1,066,557

  1,930,000   Central Michigan University, Revenue Bonds, Series 1997, 5.500%, 10/01/174/07 at 101    Aaa         2,002,935

  2,000,000   Board of Trustees of Oakland University, Michigan, General Revenue Bonds, Series 1995,
                5.750%, 5/15/15                                                    5/05 at 102        Aaa         2,144,020

  1,450,000   Board of Trustees of Western Michigan University, General Revenue Bonds, Series 1993A,
                5.000%, 7/15/21                                                    7/03 at 102        Aaa         1,418,608


---------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - 7.9%

    410,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (The
                Detroit Medical Center Obligated Group), Series 1988B,
                8.125%, 8/15/08                                                    8/98 at 102          A           426,781

  8,800,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Mercy Mount Clemens
                Corporation), Series 1992, 6.000%, 5/15/17                         5/01 at 100         Aa         9,141,704

              Regents of the University of Michigan, Medical Service Plan Revenue Bonds, Series 1991:
  2,195,000     0.000%, 12/01/10                                                  No Opt. Call         Aa         1,225,886
  9,250,000     6.500%, 12/01/21                                                  12/01 at 102        Aa2        10,043,558


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY - 5.5%

  5,250,000   Michigan State Housing Development Authority, Limited Obligation Revenue Bonds
                (Parkway Meadows Project), Series 1991, 6.850%, 10/15/18          10/02 at 103        Aaa         5,645,955

  7,185,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
                1991 Series B, 7.100%, 4/01/21                                     1/02 at 102        AA-         7,669,628

  1,135,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
                1991 Series A, 7.150%, 4/01/10 (Alternative Minimum Tax)           1/02 at 102        AA-         1,217,253


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY - 2.6%

  4,115,000   Michigan State Housing Development Authority, Single-Family Mortgage Revenue Bonds,
                1991 Series B, 6.950%, 12/01/20                                   12/01 at 102        AA+         4,364,698

  2,390,000   Michigan State Housing Development Authority, Single-Family Mortgage Revenue Bonds,
                1992 Series A, 6.875%, 6/01/23                                     6/02 at 102        AA+         2,525,728


---------------------------------------------------------------------------------------------------------------------------
              LONG TERM CARE - 2.7%

  1,250,000   Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian Villages of
                Michigan Obligated Group), Series 1997, 6.375%, 1/01/25            1/07 at 102        N/R         1,348,413

  5,280,000   The Economic Development Corporation of the City of Warren, Nursing Home Revenue
                Refunding Bonds (GNMA Mortgage-Backed Security-Autumn Woods Project),
                Series 1992, 6.900%, 12/20/22                                      3/02 at 101        Aaa         5,631,120

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL - 26.3%

 $3,935,000   Anchor Bay School District, Counties of Macomb and St. Clair, State of Michigan, 1993
                School Building and Site Bonds (General Obligation Unlimited Tax),
                5.550%, 5/01/19                                                5/03 at 101 1/2        Aaa        $4,072,213

  1,200,000   Berkley School District, County of Oakland, State of Michigan, 1995 School Building and
                Site Bonds (General Obligation-Unlimited Tax), 6.000%, 1/01/19     1/05 at 101        Aaa         1,295,460

  6,680,000   Chippewa Valley Schools, County of Macomb, State of Michigan, 1993 Refunding Bonds
                (General Obligation-Unlimited Tax), 5.000%, 5/01/21                5/03 at 102        Aaa         6,535,712

  2,000,000   School District of the City of Detroit, Wayne County, Michigan,
                School Building and Site Improvement Bonds (Unlimited Tax General
                Obligation), Series 1996A, 5.700%, 5/01/25                         5/06 at 102        Aaa         2,129,240

  1,000,000   Essexville-Hampton Public Schools, County of Bay, State of Michigan, 1997
                School Building and Site Bonds (General Obligation-Unlimited Tax),
                5.500%, 5/01/17                                                    5/07 at 100        Aaa         1,038,100

  3,075,000   Goodrich Area Schools, Counties of Genesee, Oakland and Lapeer, State of Michigan, 1995
                School Building and Site and Refunding Bonds (General Obligation-Unlimited Tax),
                5.875%, 5/01/24                                                    5/05 at 102        Aaa         3,309,869

  3,000,000   Grand Rapids Community College, Community College Bonds, Series 1993 (General
                Obligation Limited Tax), 5.000%, 5/01/21                           5/03 at 102        AA-         2,955,150

  1,325,000     Greenville Public Schools, Counties of Montcalm, Kent and Ionia,
                State of Michigan,  1995 School Building and Site Bonds (General
                Obligation-Unlimited Tax), 5.750%, 5/01/14                         5/04 at 101        Aaa         1,416,107

  1,000,000   Grosse Ile Township School District, School Improvement Refunding Bonds, General
                Obligation, Series 1996, 6.000%, 5/01/22                           5/07 at 100        Aaa         1,084,060

  1,000,000   Huron Valley School District, Counties of Oakland and Livingston, State of Michigan,
                1996 School Building and Site Bonds (General
                Obligation-Unlimited Tax), 5.875%, 5/01/16                         5/07 at 100        Aaa         1,078,700

  3,725,000   Lake Orion Community School District, County of Oakland, State of Michigan, 1995
                Refunding Bonds (General Obligation-Unlimited Tax), 5.500%, 5/01/205/05 at 101        Aaa         3,854,481

  2,500,000   Lake Shore Public Schools, County of Macomb, State of Michigan 1997 School Building
                and Site Bonds (General Obligation-Unlimited Tax), 5.500%, 5/01/17 5/07 at 100        Aaa         2,595,250

  2,000,000   Lincoln Park School District, General Obligation Bonds, Series 1996,
                5.900%, 5/01/26                                                    5/06 at 101        Aaa         2,150,480
  3,625,000   School District of the City of Lincoln Park, County of Wayne, State of Michigan 1997
                Refunding Bonds (Unlimited Tax), 5.000%, 5/01/17                   5/07 at 100        Aaa         3,606,984

  1,500,000   Livonia Public Schools School District, County of Wayne, State of Michigan, 1995 Refunding
                Bonds, 5.125%, 5/01/22                                             5/04 at 102        Aaa         1,496,775

  1,000,000   Mancelona Public School District, General Obligation Bonds, Series 1997 (Antrim &Kalkaska
                Counties), 5.200%, 5/01/17                                         5/06 at 100        Aaa         1,009,000

  6,400,000   Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan,
                1992 Refunding Bonds (General Obligation-Unlimited Tax),
                6.300%, 5/01/17                                                    5/02 at 102         AA         6,954,560

  2,500,000   Montrose Township School District, Michigan, School Building and Site Bonds, Series 1997,
                6.000%, 5/01/22                                                   No Opt. Call        Aaa         2,852,675

  1,045,000   Nice Community School District, Counties of Marquette and Baraga, State of Michigan,
                1995 School Building and Site Bonds (General Obligation-Unlimited Tax),
                5.250%, 5/01/20                                                    5/04 at 101        Aaa         1,052,566

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL - CONTINUED

 $1,225,000   North Branch Area Schools, Count of Lapeer, State of Michigan, 1993 Refunding Bonds
                (General Obligation-Unlimited Tax), 5.375%, 5/01/21            5/03 at 101 1/2        Aaa        $1,246,597

  1,805,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan, 1995 School Building and
                Site and Refunding Bonds, 5.750%, 5/01/15                          5/05 at 101        Aaa         1,923,913

  2,400,000   Three Rivers Community Schools, Counties of Cass and St. Joseph, State of Michigan, 1996
                School Building and Site Bonds (General Obligation-Unlimited Tax),
                6.000%, 5/01/23                                                    5/06 at 102        Aaa         2,608,656

    875,000   Western Townships Utilities Authority, Sewage Disposal System Bonds, Series 1989,
                8.300%, 1/01/19                                                    1/99 at 102       BBB+           926,371

              Western Townships Utilities Authority, Sewage Disposal System Refunding Bonds, Series 1991:
  1,500,000     6.750%, 1/01/15                                                    1/02 at 100        Aaa         1,630,635
  6,250,000     6.500%, 1/01/19                                                    1/02 at 100        Aaa         6,738,500

  1,725,000   Williamston Community School District, General Obligation-Unlimited Tax, Series 1996
                (G-SBLF), 5.500%, 5/01/25                                         No Opt. Call        Aaa         1,855,134

  1,500,000   School District of Ypsilanti, County of Washtenaw, State of Michigan, 1996 School Building
                and Site and Refunding Bonds (General Obligation-Unlimited Tax),
                5.375%, 5/01/26                                                    5/07 at 100        Aaa         1,533,330


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED - 6.4%

  2,000,000   Michigan Municipal Bond Authority, Local Government Loan Program Revenue Bonds,
                Series 1992D, 6.650%, 5/01/12                                      5/02 at 102          A         2,179,780

  3,505,000   State Building Authority, State of Michigan, 1991 Revenue Bonds, Series II,
                6.800%, 10/01/21                                                  10/01 at 102        AA-         3,827,916

  4,800,000   State Building Authority, State of Michigan, 1991 Revenue Refunding Bonds, Series I,
                6.250%, 10/01/20                                                  10/01 at 102        AA-         5,153,952

  4,845,000   Saginaw-Midland Municipal Water Supply Corporation, State of Michigan, Water Supply
                Revenue Bonds (Limited Tax General Obligation), Series 1992,
                6.875%, 9/01/16                                                    9/04 at 102          A         5,536,769


---------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION - 1.0%

  2,505,000   Charter County of Wayne, Michigan, Airport Revenue Bonds (Detroit Metropolitan Wayne
                County Airport), Subordinate Lien, Series 1991B, 6.750%, 12/01/21
                (Alternative Minimum Tax)                                         12/01 at 102        Aaa         2,742,649


---------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - 23.7%

  3,100,000   Michigan Municipal Bond Authority, State Revolving Fund Reserve Bonds, Series 1992A,
                6.600%, 10/01/18 (Pre-refunded to 10/01/02)                       10/02 at 102     Aa1***         3,482,323

  1,450,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (McLaren Obligated
                Group), Series 1991A, 7.500%, 9/15/21 (Pre-refunded to 9/15/01)    9/01 at 102        Aaa         1,643,387

  5,090,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds
                (The Detroit Medical Center Obligated Group), Series 1988B, 8.125%, 8/15/08
                (Pre-refunded to 8/15/98)                                          8/98 at 102       A***         5,310,041

 10,355,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Daughters of Charity
                National Health System-Providence Hospital), Series 1991, 7.000%, 11/01/21
                (Pre-refunded to 11/01/01)                                        11/01 at 102     Aa2***        11,584,035

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - CONTINUED

$ 3,035,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (MidMichigan
                Obligated Group), Series 1992, 6.900%, 12/01/24 (Pre-refunded to
                12/01/02)                                                         12/02 at 102      A1***        $3,457,351

  7,200,000   State of Michigan, State Trunk Line Fund Bonds, Series 1989A, 7.000%, 8/15/17
                (Pre-refunded to 8/15/99)                                          8/99 at 102        AAA         7,686,864

    355,000   City of Detroit, County of Wayne, Michigan, Sewage Disposal System Revenue Bonds
                (1979 Series), 6.900%, 12/15/99                                   12/99 at 100        Aaa           368,408

  1,600,000     Gaylord Community Schools,  Counties of Ostego and Antrim, State
                of Michigan,  1992 School Building and Site and Refunding Bonds,
                6.600%, 5/01/21 (Pre-refunded to 5/01/02)                          5/02 at 102      AA***         1,783,776

  1,250,000   Gull Lake Community Schools, Counties of Kalamazoo, Barry and Calhoun, State of
                Michigan, 1991 School Building and Site Bonds, 6.800%, 5/01/21 (Pre-refunded
                to 5/01/01)                                                        5/01 at 102        Aaa         1,378,488

  3,100,000   Hemlock Public School District Counties of Saginaw and Midland, State of Michigan,
                1992 School Building and Site and Refunding Bonds, 6.750%, 5/01/21 (Pre-refunded
                to 5/01/02)                                                        5/02 at 102      AA***         3,484,462

  1,000,000   Marquette Area Public Schools, County of Marquette, State of Michigan, 1991 School
                Building and Site Bonds, Series B (General Obligation-Unlimited Tax), 6.700%, 5/01/21
                (Pre-refunded to 5/01/01)                                          5/01 at 102        Aaa         1,099,900

  2,150,000   North Branch Area Schools, County of Lapeer, State of Michigan, 1992 School Building
                and Site and Refunding Bonds (General Obligation-Unlimited Tax), 6.600%, 5/01/17
                (Pre-refunded to 5/01/02)                                          5/02 at 102      AA***         2,396,949

  1,500,000   Perry Public Schools, Counties of Shiawassee and Ingham, State of Michigan, 1992 School
                Building and Site Bonds (General Obligation-Unlimited Tax), 6.375%, 5/01/22
                (Pre-refunded to 5/01/02)                                      5/02 at 101 1/2        Aaa         1,655,400

  4,650,000   Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of
                Michigan, 1991 School Building and Site and Refunding Bonds, Series B, 6.800%, 5/01/11
                (Pre-refunded to 5/01/01)                                          5/01 at 101      AA***         5,082,590

  6,385,000   City of Royal Oak Hospital Finance Authority (Michigan), Hospital Revenue Bonds (William
                Beaumont Hospital), Series 1991D, 6.750%, 1/01/20 (Pre-refunded
                to 1/01/01)                                                        1/01 at 102        Aaa         6,976,826

  4,200,000   Warren Consolidated Schools, Counties of Macomb and Oakland, State of Michigan, 1991
                School Building and Site and Refunding Bonds (General Obligation-Unlimited Tax),
                6.700%, 5/01/21 (Pre-refunded to 5/01/01)                          5/01 at 102      Aa***         4,615,506


---------------------------------------------------------------------------------------------------------------------------
              UTILITIES - 16.5%

  1,000,000   Michigan Public Power Agency, Belle River Project, Refunding Revenue, 1993 Series B,
                5.000%, 1/01/19                                                    1/03 at 100        AA-           967,210

  2,390,000   Michigan South Central Power Agency, Power Supply System Revenue Refunding Bonds,
                1991 Series, 6.750%, 11/01/10                                     11/01 at 102       Baa1         2,583,804

  3,630,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (The Detroit Edison
                Company Pollution Control Bonds Project), Series 1991BB,
                7.000%, 5/01/21                                                   No Opt. Call        Aaa         4,621,098

  4,330,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (The Detroit Edison
                Company Pollution Control Bonds Project), Collateralized Series 1991CC,
                6.950%, 9/01/21                                                    9/01 at 102        Aaa         4,757,370

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              UTILITIES - CONTINUED

 $7,600,000   Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison
                Company Pollution Control Bonds Project), Collateralized Series 1991DD,
                6.875%, 12/01/21                                                  12/01 at 102        Aaa        $8,368,283

  7,000,000   The Economic Development Corporation of the City of Detroit, Resource Recovery Revenue
                Bonds, Series 1991A, 6.875%, 5/01/09 (Alternative Minimum Tax)     5/01 at 102        Aaa         7,605,010

  7,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit Edison Company
                Monroe and Fermi Plants Project), Collateralized Series I-1992, 6.875%, 9/01/22
                (Alternative Minimum Tax)                                          9/02 at 102        Aaa         7,777,280

  1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                5.500%, 7/01/25                                                    7/05 at 100       Baa1         1,024,410

  5,000,000   City of Wyandotte, County of Wayne, State of Michigan, 1992 Electric Revenue Refunding
                Bonds, 6.250%, 10/01/17                                           10/02 at 102        Aaa         5,487,900

---------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER - 2.2%

  6,000,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue Refunding Bonds,
                Series 1993, 5.000%, 7/01/23                                       7/04 at 102        Aaa         5,856,360

---------------------------------------------------------------------------------------------------------------------------
 $241,695,000 Total Investments - (cost $235,228,626) - 98.7%                                                   258,815,902
=============
              Temporary Investments in Short-Term Municipal Securities - 0.3%
 $    700,000   Regents of The University of Michigan, Hospital Revenue Bonds, Series 1995A,
                Variable Rate Demand Bonds, 3.700%, 12/01/27+                                      VMIG-1           700,000
              -------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.0%                                                                2,682,681
              -------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                $262,198,583
              =============================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
***Securities are backed by an escrow or trust containing sufficient U.S.
Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R - Investment is not rated.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

                                                 PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                                 NUVEEN MICHIGAN PREMIUM INCOME
                                                 MUNICIPAL FUND, INC. (NMP)
 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              CAPITAL GOODS - 2.7%

 $3,050,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Waste Management, Inc.
                Project), Series 1992, 6.625%, 12/01/12 (Alternative Minimum Tax) 12/02 at 102         A-        $3,311,111

  1,370,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX Technologies, Inc.
                Project), Series 1993, 6.000%, 12/01/13 (Alternative Minimum Tax) 12/03 at 102         A-         1,459,639


---------------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS - 5.8%

  1,250,000   Michigan Higher Education Student Loan Authority, Student Loan and Refunding Revenue
                Bonds, Series XV-A, 6.700%, 10/01/05 (Alternative Minimum Tax)    10/02 at 102          A         1,348,025

  1,950,000   Board of Regents of Eastern Michigan University, General Revenue Bonds, Series 1997,
                5.500%, 6/01/17                                                   12/06 at 101        Aaa         2,033,987

  2,000,000   Board of Control of Ferris State University, General Revenue Bonds, Series 1993,
                6.250%, 10/01/19                                                  10/03 at 102        Aaa         2,219,240

  1,130,000   Board of Trustees of Oakland University, Michigan, General Revenue Bonds, Series 1995,
                5.750%, 5/15/15                                                    5/05 at 102        Aaa         1,211,371

  3,250,000   Board of Trustees of Western Michigan University, General Revenue Bonds, Series 1993A,
                5.500%, 7/15/16                                                    7/03 at 102        Aaa         3,358,225


---------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - 18.5%

  4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Henry
                Ford Health System), Series 1992A, 5.750%, 9/01/17                 9/02 at 102         AA         4,175,520

  3,000,000   Michigan State Hospital Finance Authority (Michigan), Hospital Revenue Refunding Bonds
                (St. John Hospital), Series 1993A, 6.000%, 5/15/13                 5/03 at 102        Aaa         3,242,220

              Michigan State Hospital Finance  Authority,  Revenue and Refunding
              Bonds (The Detroit Medical Center Obligated Group), Series 1993A:
  3,000,000     6.250%, 8/15/13                                                    8/03 at 102          A         3,220,590
  3,200,000     6.500%, 8/15/18                                                    8/03 at 102          A         3,481,984

  4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds (Oakwood
                Hospital Obligated Group), Series 1993A, 5.500%, 11/01/13         11/03 at 102        Aaa         4,152,920

  1,500,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (The
                Detroit Medical Center Obligated Group), Series 1993B,
                5.000%, 8/15/02                                                   No Opt. Call          A         1,550,685

  2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Otsego
                Memorial Hospital Gaylord, Michigan), Series 1995, 6.250%, 1/01/20 1/05 at 102        AA-         2,177,960

  4,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue Refunding and
                Improvement Bonds (Bronson Methodist Hospital), Series 1996,
                5.750%, 5/15/16                                                    5/06 at 102        Aaa         4,265,280

  2,650,000   Regents of the University of Michigan, Hospital Revenue Bonds, Series 1990,
                6.375%, 12/01/24                                                  12/00 at 100         AA         2,779,983

  3,000,000   Regents of the University of Michigan, Hospital Revenue Refunding Bonds, Series 1993A,
                5.500%, 12/01/21                                                  12/02 at 102         AA         3,077,010


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY - 9.5%

  2,400,000   Michigan State Housing Development Authority, Limited Obligation Revenue Bonds
                (Walled Lake Villa Project), Series 1993, 6.000%, 4/15/18          4/04 at 103        Aaa         2,504,952

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY - CONTINUED

 $1,500,000   Michigan State Housing Development Authority, Limited Obligation Revenue Bonds
                (Brenton Village Green Project), Series 1993, 5.625%, 10/15/18    10/03 at 103        Aaa        $1,524,105

              Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1992 Series A:
  4,000,000     6.500%, 4/01/06                                                   10/02 at 102        AA-         4,275,720
  4,300,000     6.600%, 4/01/12                                                   10/02 at 102        AA-         4,582,639

  1,000,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1993
                Series A, 5.875%, 10/01/17                                         4/03 at 102        Aaa         1,043,530

              Mount Clemens Housing  Corporation,  Multifamily Housing Refunding
              Revenue Bonds,  Series 1992A (FHA Insured Mortgage  Loan-Section 8
              Assisted Project):
  1,000,000     6.600%, 6/01/13                                                    6/03 at 102        AAA         1,065,150
  1,500,000     6.600%, 6/01/22                                                    6/03 at 102        AAA         1,586,310


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY - 3.2%

  5,250,000   Michigan State Housing Development Authority, Single Family Mortgage Revenue Bonds,
                1995 Series A, 6.800%, 12/01/16                                    6/05 at 102        AA+         5,647,373


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL - 13.7%

  2,400,000   Chippewa Valley Schools, County of Macomb, State of Michigan, 1993 Refunding Bonds
                (General Obligation-Unlimited Tax), 5.000%, 5/01/21                5/03 at 102        Aaa         2,348,160

  3,000,000   Clarkston Community Schools, County of Oakland, State of Michigan, 1993 School Building
                and Site and Refunding Bonds, 5.900%, 5/01/16                      5/03 at 102        AA+         3,225,690

  2,500,000   School District of the City of Detroit, Wayne County, Michigan, School Building and Site
                Bonds (Unlimited Tax General Obligation), Series 1992,
                6.250%, 5/01/12                                                    5/01 at 102        AA+         2,684,325

  3,000,000   Dexter Community Schools, Counties of Washtenaw and Livingston, State of Michigan,
                1993 School Building and Site and Refunding Bonds (General Obligation Unlimited Tax),
                5.000%, 5/01/17                                                    5/03 at 102         AA         3,007,020

  5,625,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series 1993 (General
                Obligation Bonds), 5.375%, 7/01/06                                No Opt. Call        Aaa         6,097,781

  4,100,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series 1997 (General
                Obligation Bonds), 5.750%, 7/01/17                             7/07 at 101 1/2          A         4,389,583

  1,000,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan, 1995 School Building and
                Site and Refunding Bonds, 5.750%, 5/01/15                          5/05 at 101        Aaa         1,065,880

  1,000,000   Western Townships Utilities Authority, Sewage Disposal System Refunding Bonds, Series
                1991, 6.500%, 1/01/10                                              1/02 at 100        Aaa         1,080,030


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED - 11.3%

  1,000,000   State Building Authority, State of Michigan, 1991 Revenue Bonds,
                Series II, 6.250%, 10/01/20                                       10/01 at 102        AA-         1,073,740

  2,750,000   State Building Authority, State of Michigan, 1991 Revenue Refunding Bonds, Series I,
                6.250%, 10/01/20                                                  10/01 at 102        AA-         2,952,785

  3,275,000   State of Michigan, Comprehensive Transportation Bonds, Series 1992A,
                5.750%, 5/15/12                                                    5/02 at 100        AA-         3,425,093

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED - CONTINUED

$ 1,750,000   State of Michigan, State Trunk Line Fund Bonds, Series 1994A,
                5.700%, 11/15/15                                                  11/04 at 102        AA-        $1,859,935

  6,500,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue Refunding Bonds (Cobo
                Hall Expansion Project), Series 1993, 5.250%, 9/30/12              9/03 at 102        Aaa         6,635,135

  3,615,000   Saginaw-Midland Municipal Water Supply Corporation, State of Michigan, Water Supply
                System Revenue Bonds (Limited Tax General Obligation), Series 1993,
                5.250%, 9/01/16                                                9/02 at 101 1/2          A         3,699,193


---------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION - 1.8%

  1,000,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1993 Series A (American
                Airlines, Inc. Project), 6.300%, 6/01/23 (Alternative Minimum Tax) 6/03 at 102       BBB-         1,069,920

              Charter  County of Wayne,  Michigan,  Detroit  Metropolitan  Wayne
              County Airport,  Airport Revenue Bonds (Detroit Metropolitan Wayne
              County Airport), Subordinated Lien, Series 1993B:
  1,000,000     4.750%, 12/01/02 (Alternative Minimum Tax)                        No Opt. Call        Aaa         1,025,990
  1,000,000     4.800%, 12/01/03 (Alternative Minimum Tax)                        No Opt. Call        Aaa         1,030,720


---------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - 3.5%

  1,950,000   Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds, Series 1994,
                7.000%, 10/01/03                                                  No Opt. Call     Aa1***         2,229,630

  2,500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Daughters of Charity
                National Health System-Providence Hospital), Series 1991, 7.000%, 11/01/21
                (Pre-refunded to 11/01/01)                                        11/01 at 102     Aa2***         2,796,725

  1,000,000   State of Michigan, State Trunk Line Fund Bonds, Series 1989A, 7.000%, 8/15/17
                (Pre-refunded to 8/15/99)                                          8/99 at 102        AAA         1,067,620


---------------------------------------------------------------------------------------------------------------------------
              UTILITIES - 21.9%

  4,020,000   Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds, 1993
                Series A, 5.250%, 1/01/18                                          1/03 at 102        AA-         4,031,377

  3,000,000   Michigan Public Power Agency, Belle River Project, Refunding Revenue, 1993 Series B,
                5.000%, 1/01/19                                                    1/03 at 100        AA-         2,901,630

  1,775,000   Michigan South Central Power Agency, Power Supply System Revenue Refunding Bonds,
                1992 Series, 5.700%, 11/01/04                                     No Opt. Call        Aaa         1,931,094

  8,500,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (Consumers Power
                Company Project), Collateralized Series 1993B, 5.800%, 6/15/10     6/03 at 102        Aaa         9,160,790

  6,750,000   The City of Grand Haven, Michigan, Electric System Revenue Refunding Bonds, 1993 Series,
                5.250%, 7/01/16                                                    7/03 at 102        Aaa         6,836,535

  2,000,000   City of Lansing, Board of Water and Light, Ingham and Easton Counties, State of Michigan,
                Water Supply and Electric Utility System Revenue Bonds, Series 1994A,
                4.900%, 7/01/11                                                    7/01 at 100         Aa         2,007,160

  6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit Edison Company
                Project), Series A-1994, 6.350%, 12/01/04 (Alternative Minimum Tax)No Opt. Call       Aaa         6,680,460

              County of Monroe,  Michigan,  Pollution Control Revenue Bonds (The
              Detroit Edison Company Project), Series CC-1992:
  2,500,000     6.550%, 6/01/24 (Alternative Minimum Tax)                          6/03 at 102        Aaa         2,768,625
  1,500,000     6.550%, 9/01/24 (Alternative Minimum Tax)                          9/03 at 103        Aaa         1,666,635

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER - 6.9%

 $1,500,000   City of Ann Arbor, County of Washtenaw, State of Michigan, Water Supply System
                Revenue Bonds, Series T, 5.500%, 2/01/13                       2/03 at 101 1/2        Aaa        $1,564,635

  4,550,000   City of Detroit, Michigan, Sewage Disposal System Revenue and Revenue Refunding
                Bonds, Series 1993-A, 5.700%, 7/01/13                              7/03 at 102        Aaa         4,840,836

  1,250,000   Detroit Water Supply System Revenue Bonds, Series 1995-A,
                5.550%, 7/01/12                                                   No Opt. Call        Aaa         1,364,437

  4,500,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue Refunding Bonds,
                Series 1993, 4.750%, 7/01/19                                       7/04 at 102        Aaa         4,284,719

---------------------------------------------------------------------------------------------------------------------------
$163,110,000  Total Investments - (cost $158,878,441) - 98.8%                                                   172,099,417
============
              Temporary Investments in Short-Term Municipal Securities - 0.3%

 $  600,000   Regents of The University of Michigan, Hospital Revenue Bonds, Series 1995A
===========     (Adjustable Rate Demand), Variable Rate Demand Bonds, 3.700%, 12/01/27+            VMIG-1           600,000

              -------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.9%                                                                1,535,547
              -------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                $174,234,964
              =============================================================================================================
* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
***Securities are backed by an escrow or trust containing sufficient U.S.
Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

                                                 PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                                 NUVEEN OHIO QUALITY INCOME
                                                 MUNICIPAL FUND, INC. (NUO)
 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              CAPITAL GOODS - 1.4%

 $3,040,000   Ohio Water Development Authority, Revenue Bonds, USA Waste Services, Series 1992,
                7.750%, 9/01/07 (Alternative Minimum Tax)                          3/02 at 102        N/R        $3,308,006


---------------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS - 11.4%

  2,400,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility
                Mortgage Revenue Bonds (University of Dayton 1992 Project),
                6.600%, 12/01/17                                                  12/03 at 102        Aaa         2,716,848

  1,000,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility
                Revenue Bonds (University of Dayton 1994 Project),
                5.800%, 12/01/14                                                  12/04 at 102        Aaa         1,090,580

  1,200,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility
                Revenue Bonds (The University of Findlay 1996 Project),
                6.125%, 9/01/16                                                    9/06 at 101        N/R         1,259,796

  1,000,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility
                Revenue Bonds (Xavier University 1997 Project), 5.375%, 5/15/22    5/07 at 102        Aaa         1,025,900

  1,500,000   State of Ohio (Ohio Higher Educational Facility Commission),
                Higher Educational, Facility Revenue Bonds (Case Western Reserve
                University), 1997 Series D, 6.250%, 7/01/14                       No Opt. Call         AA         1,748,835

  1,000,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational Facility
                Revenue Bonds, Series 1992 (Case Western Reserve University Project),
                6.000%, 10/01/22                                                  10/02 at 102         Aa         1,066,050

  3,665,000   State of Ohio, Education Loan Revenue Bonds, Series 1997A (Supplemental Student Loan
                Program), 1997A1, 5.850%, 12/01/19 (Alternative Minimum Tax)       6/07 at 102        Aaa         3,866,832

  1,575,000   The Ohio State University (AState University of Ohio), General Receipt Bonds,
                Series 1992 A1, 5.875%, 12/01/12                                  12/02 at 102         AA         1,672,225

    825,000   Bowling Green State University, Ohio, General Receipts Bonds, Series 1991,
                6.700%, 6/01/07                                                    6/01 at 102          A           897,485

  3,000,000   Kent State University (A State University of Ohio), General Receipts Bonds, Series 1992,
                6.500%, 5/01/22                                                    5/02 at 102        Aaa         3,307,560

  3,500,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student Loan Subordinated
                Revenue Refunding Bonds, Series 1992 D, 6.600%, 7/01/05
                (Alternative Minimum Tax)                                          7/02 at 100          A         3,732,260

  1,700,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student Loan Senior
                Subordinated Revenue Bonds, Series 1993 A, 6.150%, 8/01/10
                (Alternative Minimum Tax)                                          8/03 at 100         A1         1,786,377

  1,400,000   University of Cincinnati, General Receipts Revenue Bonds,
                Series 1997-AB, 5.375%, 6/01/20                                    6/07 at 100        Aaa         1,431,346

  1,000,000   The University of Toledo (AState University of Ohio), General Receipts Bonds, Series 1992B,
                5.900%, 6/01/20                                                   12/02 at 102        Aaa         1,075,840


---------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - 11.3%

  1,000,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds,
                Series 1991 (Fort Hamilton-Hughes Memorial Hospital Center),
                7.500%, 1/01/10                                                    1/02 at 102       BBB-         1,090,020

    345,000   City of Hamilton and County of Butler, Hospital Facilities Revenue Refunding,
                Fort Hamilton-Hughes Memorial Hospital Center, 7.250%, 1/01/01    No Opt. Call       BBB-           356,620

              City of Cambridge,  Ohio, Hospital Revenue Refunding Bonds, Series
              1991 (Guernsey Memorial Hospital Project):
  1,680,000     8.000%, 12/01/06                                                  12/01 at 102        BBB         1,881,583
    750,000     8.000%, 12/01/11                                                  12/01 at 102        BBB           839,153

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - CONTINUED

 $2,675,000   County of Clermont, Ohio, Hospital Facilities Revenue Refunding Bonds, Series 1993 A
                (Mercy Health System), 5.875%, 1/01/15                             1/03 at 102        Aaa        $2,844,354

  1,500,000   County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds, Series 1992 (University
                Hospitals Health System, Inc. Project), 6.500%, 1/15/19            1/02 at 102         Aa         1,623,675

  1,170,000   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds, Series 1993, Health
                Cleveland, Inc. (Fairview General Hospital Project),
                6.300%, 8/15/15                                                    2/03 at 102         A1         1,265,063

  1,000,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding Revenue Bonds,
                Series 1997 (The MetroHealth System Project), 5.625%, 2/15/17      2/07 at 102        Aaa         1,050,780

  1,500,000   County of Franklin, Ohio, Hospital Revenue Refunding and Improvement Bonds, 1992
                Series A (The Children's Hospital Project), 6.600%, 5/01/13       11/02 at 102         Aa         1,658,955

              County of  Franklin,  Ohio,  Hospital  Refunding  and  Improvement
              Revenue Bonds, 1996 Series A (The Children's Hospital Project):
  1,000,000     5.750%, 11/01/20                                                  11/06 at 101         Aa         1,056,460
  1,500,000     5.875%, 11/01/25                                                  11/06 at 101         Aa         1,599,000

  3,250,000   City of Garfield Heights, Ohio, Hospital Improvement and Refunding Revenue Bonds,
                Series 1992B (Marymount Hospital Project), 6.650%, 11/15/11       11/02 at 102          A         3,547,343

  2,500,000   County of Marion, Ohio, Hospital Refunding and Improvement Revenue Bonds, Series 1996
                (The Community Hospital), 6.375%, 5/15/11                          5/06 at 102       BBB+         2,753,200

  1,500,000   County of Montgomery, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds,
                 Series 1996 (Kettering Medical Center), 5.625%, 4/01/16           4/06 at 102        Aaa         1,575,135

  2,415,000   City of Mount Vernon, Ohio, Hospital Refunding Revenue Bonds, Series 1986A (Knox
                Community Hospital), 7.875%, 6/01/12                               6/02 at 100        N/R         2,480,833

    750,000   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds, Series 1993A (Union Hospital
                Project), 6.500%, 10/01/21                                        10/03 at 102       Baa3           804,278


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY - 8.0%

  2,885,000   Ohio Capital Corporation for Housing Mortgage Revenue Refunding Bonds (FHA Insured
                Mortgage-Section 8), 5.700%, 1/01/24                               1/02 at 100        Aaa         2,897,896

  1,385,000   County of Clermont, Ohio, Mortgage Revenue Bonds, Series 1994 (GNMA Collateralized-
                S.E.M. Villa IIProject), Series 1994-A, 5.950%, 2/20/30            8/03 at 103        Aaa         1,425,123

  1,435,000   County of Cuyahoga, Ohio, Multifamily Housing Revenue Bonds (Water Street Associates
                PJ), 1997, 6.150%, 12/20/26 (Alternative Minimum Tax)              6/08 at 105        Aaa         1,520,167

    990,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue Bonds, Series 1994A
                (FHA Insured Mortgage Loan-Hamilton Creek Apartments Project), 5.550%, 7/01/24
                (Alternative Minimum Tax)                                          1/05 at 103         Aa           988,584

  6,170,000   County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1992A (FHA Insured Mortgage
                Loan - Kensington Place Project), 6.750%, 1/01/34                  1/02 at 103         Aa         6,528,600

  5,200,000   Hamilton County, Multi-Family Housing Revenue Bonds (Huntington Meadows Project),
                Series 1997, 5.700%, 7/01/27 (Alternative Minimum Tax)             7/07 at 102        AAA         5,318,040

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY - 5.3%

 $4,000,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, 1996 Series B-3
                (Mortgage-Backed Securities Program), 5.750%, 9/01/28
                (Alternative Minimum Tax)                                          9/07 at 102        AAA        $4,112,240

  7,910,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA Mortgage-
                Backed Securities Program), 1989 Series A, 7.650%, 3/01/29
                (Alternative Minimum Tax)                                          9/99 at 102        AAA         8,287,623


---------------------------------------------------------------------------------------------------------------------------
              LONG TERM CARE - 1.0%

  1,365,000   County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series 1993 (Ohio
                Presbyterian Retirement Services), 6.500%, 7/01/23                 7/03 at 102        N/R         1,385,243

  1,000,000   County of Marion, Ohio, Health Care Facilities Refunding and Improvement Revenue Bonds,
                Series 1993 (United Church Homes, Inc. Project), 6.300%, 11/15/15 11/03 at 102       BBB-         1,059,790


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL - 15.9%

              Berea City School District, Ohio, School Improvement Bonds, Series
              1993 (General Obligation Unlimited Tax Bonds):
    650,000     7.500%, 12/15/06                                                  12/03 at 102        Aaa           771,537
    680,000     7.450%, 12/15/07                                                  12/03 at 102        Aaa           805,392

  1,750,000   Brecksville-Broadview Heights City School District, Ohio, School Improvement Bonds,
                Series 1996 (General Obligation Unlimited Tax Bonds), 6.500%, 12/01/1612/06 at 102    Aaa         2,020,795

  1,000,000   Buckeye Local School District General Obligation, 5.625%, 12/01/11  12/03 at 102        Aaa         1,074,950

  2,000,000   City of Columbus, Ohio, General Obligation Refunding Bonds,
                Series 1992B, 6.500%, 1/01/10                                      1/02 at 102        Aaa         2,195,500

  1,300,000   County of Franklin, Ohio, Refunding Bonds, Series 1993 (Limited Tax General Obligation
                Bonds), 5.375%, 12/01/20                                          12/08 at 102        Aaa         1,351,935

  1,505,000   Greater Cleveland Regional Transit Authority, General Obligation, Capital Improvement
                Bonds, Series 1996, 5.650%, 12/01/16                              12/06 at 101        Aaa         1,600,884

  1,000,000   City of Lakewood, Ohio, Various Purpose General Obligation Bonds, Series 1992 (Limited
                Tax Obligation), 6.500%, 12/01/12                                 12/02 at 102         Aa         1,113,210

  2,100,000   Lakota Local School District, County of Butler, Ohio, School Improvement Unlimited Tax
                General Obligation Bonds, Series 1994, 6.250%, 12/01/14           12/05 at 100        Aaa         2,344,671

  1,000,000   City of Newark, Ohio, Water System Improvement Bonds (Limited Tax General Obligation),
                6.000%, 12/01/18                                                  12/03 at 102        Aaa         1,094,840

              North Canton City School District, Ohio, School Improvement Bonds,
              Series 1994 (General Obligation Unlimited Tax):
    650,000     9.750%, 12/01/03                                                  No Opt. Call        Aaa           836,225
    715,000     9.700%, 12/01/04                                                  No Opt. Call        Aaa           942,863

  1,260,000   Oak Hills Local School District, School Facilities and Improvement Bonds (General
                Obligation-Unlimited Tax), 6.900%, 12/01/13                       No Opt. Call        Aaa         1,560,308

  2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General Obligation
                Bonds), 5.400%, 7/01/25                                        7/06 at 101 1/2          A         2,047,940

  1,300,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series 1997 (General
                Obligation Bonds), 5.750%, 7/01/17                             7/07 at 101 1/2          A         1,391,819

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL  - CONTINUED

$ 1,000,000   Revere Local School District, Ohio, School Improvement Bonds, Series 1993 (General
                Obligation Unlimited Tax Bonds), 6.000%, 12/01/16                 12/03 at 102        Aaa        $1,094,840

  2,870,000   City of Strongville, Ohio, Various Purpose Improvement Bonds, Series 1996 (General
                Obligation-Limited Tax), 5.950%, 12/01/21                         12/06 at 102         Aa         3,085,795

  1,000,000   Sylvania City School District, General Obligation (Unlimited Tax), Series 1995,
                5.800%, 12/01/15                                                  12/05 at 101        Aaa         1,078,020

  1,135,000   City of Toledo, Ohio, General Obligation (Limited Tax), Various Purpose Improvement Bonds,
                Series 1994, 7.000%, 12/01/03                                     No Opt. Call        Aaa         1,304,853

  1,000,000   Upper Arlington City School District, General Obligation Bonds, Series 1996,
                5.250%, 12/01/22                                                  12/06 at 101        Aaa         1,008,340

  2,000,000   Board of Education, Wayne Local School District, County of Warren, Ohio, School
                Improvement Bonds, Series 1996 (Unlimited Tax General Obligation),
                6.100%, 12/01/24                                                  12/06 at 102        Aaa         2,210,620

  3,000,000   Board of Education, West Clermont Local School District, County
                of Clermont, Ohio, School Improvement Bonds, Series 1995
                (Unlimited Tax General Obligation), 6.000%, 12/01/18              12/05 at 100        Aaa         3,248,880

  1,000,000   City of Westlake, Ohio, General Obligation, Various Purpose Improvement and Refunding
                Bonds (Series 1997), 5.550%, 12/01/17                             12/08 at 101        Aa1         1,054,810

  1,820,000   Worthington City School District, Franklin County, Ohio, General Obligation Refunding
                Bonds (Unlimited Tax), 6.375%, 12/01/12                            6/02 at 102        Aaa         2,000,362


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED - 3.8%

  1,500,000   State of Ohio (OPFC), Higher Education Capital Facilities Bonds, Series II-1992A,
                5.500%, 12/01/06                                                  12/01 at 102        AA-         1,587,870

  3,000,000   State of Ohio Department of Transportation, Certificates of Participation (Richenbacker
                Port Authority Improvements), 6.125%, 4/15/15 (Alternative
                Minimum Tax)                                                      10/02 at 100        AA-         3,070,320

  1,000,000   State of Ohio (Ohio Building Authority), State Facilities Bonds (Juvenile Correctional
                Building Fund Projects), 1992 Series B, 6.000%, 10/01/12          10/02 at 102        AA-         1,066,050

  3,000,000   State of Ohio (Ohio Building Authority), State Facilities Bonds (Adult Correctional Building
                Fund Projects), 1993 Series A, 6.125%, 10/01/12                   10/03 at 102        AA-         3,250,230


---------------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY - 0.7%

    500,000   County of Franklin, Ohio, Revenue Bonds, Series 1993 (Oclc Online Computer Library Center,
                Incorporated Project), 6.000%, 4/15/13                             4/03 at 100        N/R           505,325

  1,000,000   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing
                Authority, Adjustable Rate Industrial Revenue Bonds, 1983 Series A (Motorola, Inc.
                Project), 6.750%, 1/01/14                                          1/02 at 103         AA         1,107,860


---------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION - 2.4%

  3,430,000   City of Cleveland, Ohio, Parking Facilities Revenue Bonds,
               Series 1996, 5.500%, 9/15/22                                        9/06 at 102        Aaa         3,578,450

              Columbus Municipal Airport Authority,  Airport Improvement Revenue
              Bonds, Series 1994A (Port Columbus International Airport Project):
    830,000     5.950%, 1/01/08 (Alternative Minimum Tax)                          1/04 at 102        Aaa           899,006
  1,000,000     6.000%, 1/01/14 (Alternative Minimum Tax)                          1/04 at 102        Aaa         1,083,810

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - 17.5%

$   360,000   Ohio Water Development Authority, State of Ohio, Water Development Revenue Refunding
                Bonds, Refunding and Improvement Series, 8.000%, 12/01/18
                (Pre-refunded to 12/01/00)                                        12/00 at 100        AAA        $  393,487

  1,500,000   City of Akron, Ohio, Waterworks System Mortgage Revenue Improvement Bonds, Series
                1991, 6.550%, 3/01/12 (Pre-refunded to 3/01/01)                    3/01 at 102        Aaa         1,637,640

  2,000,000   City of Barberton, Ohio Hospital Facilities Revenue Bonds, Series 1992 (The Barberton
                Citizens Hospital Company Project), 7.250%, 1/01/12
                (Pre-refunded to 1/01/02)                                          1/02 at 102     N/R***         2,257,280

  2,000,000   County of Carroll, Ohio, Hospital Improvement Revenue Bonds, Series 1991 (Timken Mercy
                Medical Center), 7.125%, 12/01/18 (Pre-refunded to 12/01/01)      12/01 at 102        AAA         2,252,540

  2,500,000   County of Clermont, Ohio, Waterworks System Revenue Bonds, Series 1991, Clermont
                County Sewer District, 6.625%, 12/01/14 (Pre-refunded
                to 12/01/01)                                                      12/01 at 102        Aaa         2,776,375

  2,075,000   City of Cleveland, Ohio, Airport System Revenue Bonds, 1990 Series A, 7.400%, 1/01/20
                (Alternative Minimum Tax) (Pre-refunded to 1/01/00)                1/00 at 102        Aaa         2,248,325

  2,000,000   City of Cleveland, Ohio, Public Power System First Mortgage Revenue Bonds, Series 1994A,
                7.000%, 11/15/24 (Pre-refunded to 11/15/04)                       11/04 at 102        Aaa         2,358,580

  1,000,000   City of Cleveland, Ohio, Regional Sewer District, 6.750%, 4/01/07
                (Pre-refunded to 5/15/04)                                          5/04 at 100        Aaa         1,141,110

  1,575,000   City of Cleveland, Ohio, Waterworks Improvement, First Mortgage Revenue Bonds, Series F,
                1992 A, 6.500%, 1/01/21 (Pre-refunded to 1/01/02)                  1/02 at 102        Aaa         1,741,919

     35,000   City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds, Series F, 1992-B,
                6.500%, 1/01/11 (Pre-refunded to 1/01/02)                          1/02 at 102        Aaa            38,709

  1,950,000   City School District of Columbus, Franklin County, Ohio, School Building Renovation and
                Improvement Bonds, Series 1992 (General Obligation-Unlimited Tax), 6.650%, 12/01/12
                (Pre-refunded to 12/01/02)                                        12/02 at 102        Aaa         2,204,943

  3,250,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System), Series 1991,
                7.000%, 8/15/23 (Pre-refunded to 8/15/01)                          8/01 at 102      A1***         3,622,548

  2,000,000   Dublin City School District, Franklin, Delaware and Union Counties, Ohio, Various Purpose
                School Building Construction and Improvement Bonds (General Obligation-Unlimited Tax),
                6.200%, 12/01/19 (Pre-refunded to 12/01/02)                       12/02 at 102        Aaa         2,222,300

  3,280,000   County of Franklin, Ohio, First Mortgage Revenue, Series 1979 (OCLC Inc Project),
                7.500%, 6/01/09                                                   No Opt. Call        Aaa         3,831,794

  1,000,000   Hamilton County, Ohio, Sewer System Improvement and Refunding Revenue Bonds, 1991
                Series A (The Metropolitan Sewer District of Greater Cincinnati), 6.700%, 12/01/13
                (Pre-refunded to 6/01/01)                                          6/01 at 102        AAA         1,101,820
  1,400,000   City of Middleburg Heights, Ohio, Hospital Improvement Revenue Bonds, Series 1991
                (Southwest General Hospital Project), 6.750%, 8/15/21
                (Pre-refunded to 8/15/01)                                          8/01 at 102        AAA         1,550,024

  2,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General Obligation
                Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)              7/02 at 101 1/2        Aaa         2,795,000

  1,400,000   Reynoldsburg City School District, Franklin, Fairfield and Licking Counties, Ohio, General
                Obligation Bonds (Unlimited Tax), For School Building Construction and Improvement,
                6.550%, 12/01/17 (Pre-refunded to 12/01/02)                       12/02 at 102        Aaa         1,576,946

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - CONTINUED

$ 1,000,000   Solon City School District, Ohio, School Improvement Bonds, Series 1990, General
                Obligation Unlimited Tax Bonds, 7.150%, 12/01/13
                (Pre-refunded to 12/01/01)                                        12/01 at 102     N/R***        $1,124,860

  3,500,000   University of Cincinnati, General Receipts Bonds, Series O, 6.300%, 6/01/12 (Pre-refunded
                to 12/01/02)                                                      12/02 at 102      AA***         3,897,705


---------------------------------------------------------------------------------------------------------------------------
              UTILITIES - 10.1%

  2,250,000   Ohio Air Quality Development Authority, State of Ohio, Air Quality Development Refunding
                Revenue Bonds, Series 1992 (Ashland Oil, Inc. Project),
                6.850%, 4/01/10                                                    4/01 at 102       Baa1         2,396,115

  4,000,000   Ohio Air Quality Development Authority, State of Ohio, Collateralized Pollution Control
                Revenue Refunding Bonds, Series 1992 (The Cleveland Electric Illuminating Company
                Project), 8.000%, 12/01/13                                         6/02 at 103        Aaa         4,658,360

  2,000,000   Ohio Air Quality Development Authority, Air Quality Development Revenue Refunding Bonds
                (JMG Funding Limited Partnership Project), Series 1994, 6.375%, 1/01/29 (Alternative
                Minimum Tax)                                                      10/04 at 102        Aaa         2,208,160

  3,000,000   State of Ohio, Ohio Air Quality Development Authority, Air Quality Development Revenue
                Bonds (JMG Funding, Limited Partnership Project), Series 1997, 5.625%, 1/01/23
                (Alternative Minimum Tax)                                          4/07 at 102        Aaa         3,145,650

  4,000,000   State of Ohio, Ohio Air Quality Development Authority, Air Quality Development Revenue
                Refunding Bonds (JMG Funding, Limited Partnership Project), Series 1994,
                6.375%, 4/01/29 (Alternative Minimum Tax)                         10/04 at 102        Aaa         4,416,320

  2,000,000   County of Ashtabula, Ohio, Industrial Development Refunding Revenue Bonds, 1992 Series A
                (Ashland Oil, Inc. Project), 6.900%, 5/01/10                       5/02 at 102       Baa1         2,167,600

  3,000,000   City of Cleveland, Ohio, Public Power System Improvement First Mortgage Revenue Bonds,
                Series 1991B, 7.000%, 11/15/17                                    11/01 at 102        Aaa         3,334,770

  1,250,000   City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds, 1992 Series B,
                6.300%, 10/15/25                                                  10/02 at 102        Aaa         1,380,413


---------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER - 9.9%

  1,000,000   Ohio Water Development Authority, State of Ohio, Water Development Revenue Bonds,
                1995 Fresh Water Series, 5.900%, 12/01/21                          6/05 at 102        Aaa         1,080,100

              City of Cleveland,  Ohio,  Waterworks  Improvement  First Mortgage
              Revenue Refunding Bonds, Series F, 1992B:
  2,965,000     6.500%, 1/01/11                                                    1/02 at 102        Aaa         3,251,419
  3,720,000     6.250%, 1/01/16                                                    1/02 at 102        Aaa         4,053,200

  1,000,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage Refunding Revenue Bonds,
                 Series G, 1993, 5.500%, 1/01/21                                  No Opt. Call        Aaa         1,077,710

  4,000,000   City of Cleveland, Waterworks Improvement and Refunding Revenue Bonds, 1st Mortgage
                Series 1996-H, 5.750%, 1/01/26                                     1/06 at 102        Aaa         4,270,880

  2,500,000   City of Columbus, Ohio, Sewerage System Revenue Refunding Bonds, Series 1992,
                6.250%, 6/01/08                                                    6/02 at 102        AA-         2,740,725

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER - CONTINUED

 $1,000,000   County of Montgomery, Ohio, Water Revenue Bonds, Greater Moraine-Beavercreek Sewer
                District Series 1992, 6.250%, 11/15/17                            11/02 at 102        Aaa        $1,103,530

  2,000,000   Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Refunding Bonds,
                Series 1995, 5.600%, 11/15/16                                     11/05 at 101        Aaa         2,107,580

  1,250,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue, Series 1992 Refunding Bonds,
                6.000%, 12/01/14                                                  12/02 at 102        Aaa         1,366,762

  2,000,000   Southwest Regional Water District (Ohio), Waterworks System Revenue Bonds, Series 1995,
                6.000%, 12/01/20                                                  12/05 at 101        Aaa         2,179,800

---------------------------------------------------------------------------------------------------------------------------
$212,935,000  Total Investments - (cost $213,849,104) - 98.7%                                                   231,037,007
============
              Temporary Investments in Short-Term Municipal Securities - 0.4%

  $1,000,000  Ohio Air Quality Development Authority, State of Ohio, Air Quality
============    Development Revenue Refunding Bonds (The Cincinnati Gas and Electric               VMIG-1         1,000,000
                Company Project), 1995 Series A, Variable Rate Demand Bonds, 3.650%, 9/01/30+
              -------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.9%                                                                1,965,989
              -------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                $234,002,996
              =============================================================================================================
* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
***Securities are backed by an escrow or trust containing sufficient U.S.
Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R - Investment is not rated.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

                                                 PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                                 NUVEEN TEXAS QUALITY INCOME
                                                 MUNICIPAL FUND (NTX)
 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              BASIC MATERIALS - 1.5%

$ 3,000,000   Guadalupe-Blanco River Authority, Sewage and Solid Waste Disposal Facility Bonds
                (E. I. du Pont de Nemours and Company Project), Series 1996, 6.400%, 4/01/26
                (Alternative Minimum Tax)                                          4/06 at 102        AA-        $3,326,160


---------------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS - 8.6%

  4,900,000   Board of Regents of Texas Tech University, Revenue Financing System Refunding and
                Improvement Bonds, Third Series (1996), 5.375%, 2/15/17            2/06 at 100        Aaa         5,007,310

  2,300,000   Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding Bonds, Series
                1992-A, 6.875%, 9/01/04 (Alternative Minimum Tax)                  3/02 at 102          A         2,494,166

  1,055,000   Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding Bonds, Series
                1992C-1, 6.650%, 11/01/04 (Alternative Minimum Tax)               No Opt. Call         Aa         1,156,153

    205,000   Brazos Higher Education Authority, Inc. Student Loan Revenue Refunding Bonds,
                Subordinate Series 1993A-2, 6.800%, 12/01/04 (Alternative
                Minimum Tax)                                                      No Opt. Call          A           222,790

  1,000,000   City of Georgetown Higher Education, Finance Corporation, Higher Education Revenue
                Bonds, Series 1994 (Southwestern University Project), 6.300%, 2/15/142/04 at 100       A1         1,069,730

  2,500,000   North Texas Higher Educational Authority, Inc. Student Loan Revenue Bonds, Series 1993C,
                6.100%, 4/01/08 (Alternative Minimum Tax)                          4/03 at 102         Aa         2,631,475

  2,500,000   City of Terrell Hills, Texas, Higher Education Facilities Corporation, Higher Education
                Revenue and Refunding Bonds (Incarnate Word College Project), Series 1993,
                5.750%, 3/15/13                                                3/03 at 101 1/2        AAA         2,616,850

  1,445,000   Tyler Junior College District (Smith and Van Zanlt Counties, Texas), Combined Fee
                Improvement Revenue and Refunding Bonds, Series 1994,
                5.900%, 8/15/13                                                    8/04 at 100        Aaa         1,559,011

  2,000,000   Board of Regents of The University of Houston System, Consolidated Revenue Bonds,
                Series 1995, 6.000%, 2/15/17                                       2/05 at 100        Aaa         2,146,860


---------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - 15.5%

  1,500,000   Texas Health Facilities Development Corporation, Hospital Revenue Bonds (All Saints
                Episcopal Hospitals of Fort Worth Project), Series 1993B,
                6.250%, 8/15/22                                                    8/03 at 102        Aaa         1,654,005

  3,500,000   Abilene Health Facilities Development Corporation, Hospital Revenue Refunding and
                Improvement Bonds (Hendrick Medical Center Project), Series 1995C,
                6.150%, 9/01/25                                                    9/05 at 102        Aaa         3,879,225

  4,500,000   Amarillo Health Facilities Corporation Hospital Revenue Bonds (High Plains Baptist Hospital
                Project), Series 1992C, 6.500%, 1/01/07                            1/02 at 102        Aaa         4,950,180

  2,000,000   Bexar County Health Facilities Development Corporation, Health System Revenue Bonds
                (Baptist Health System), Series 1997-B, 5.250%, 11/15/31          11/07 at 102        Aaa         2,005,060

  6,000,000   Brazos County Health Facilities, Development Corporation, Franciscan Services Corporation,
                Obligated Group, Revenue Bonds, Series 1997 A, 5.375%, 1/01/28     7/07 at 102        Aaa         6,115,200

  1,850,000   Lubbock Health Facilities Development Corporation, Hospital Revenue Bonds (Methodist
                Hospital, Lubbock, Texas Project), 5.500%, 12/01/14               12/03 at 102        Aaa         1,892,976

  5,750,000   Midland County Hospital District, Hospital Revenue Bonds, Series 1992,
                0.000%, 6/01/11                                                   No Opt. Call        BBB         2,848,493

  4,500,000   Port of Corpus Christi Authority of Nueces County (Texas), Pollution Control Revenue Bonds
                (Hoechst Celanese Corporation), Series 1992, 6.875%, 4/01/17
                (Alternative Minimum Tax)                                          4/02 at 102         A+         4,903,740

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - CONTINUED

$ 5,400,000   Travis County Health Facilities Development Corporation, Hospital Revenue Bonds
                (Daughters of Charity National Health System - Daughters of Charity Health Services
                of Austin), Series 1993B, 6.000%, 11/15/22                        11/03 at 102        Aa2        $5,789,988


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY - 0.2%

    330,000   Abilene Housing Development Corporation, First Lien Revenue Bonds, Series 1998,
                7.000%, 7/01/08                                                   No Opt. Call        N/R           336,102


---------------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY - 9.2%

  4,690,000   Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue
                Bonds, 1996 Series E, 6.000%, 9/01/17                              9/06 at 102        Aaa         4,945,371

  1,595,000   Baytown Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                Series 1992-A, 8.500%, 9/01/11                                     9/02 at 103         A1         1,807,917

  1,450,000   El Paso Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                Series 1991A, 8.750%, 10/01/11                                     4/01 at 103          A         1,633,382

  1,015,000   City of Galveston Property Finance Authority, Inc., Single Family Mortgage Revenue Bonds,
                Series 1991A, 8.500%, 9/01/11                                      9/01 at 103          A         1,103,061

  2,785,000   The Harrison County Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                Series 1991, 8.875%, 12/01/11                                     12/01 at 103          A         2,964,187

  1,630,000   Houston Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                Series 1993A, 5.950%, 12/01/10                                     6/03 at 102        Aaa         1,703,643

    970,000   Port Arthur Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                Series 1992, 8.700%, 3/01/12                                       9/02 at 103          A         1,086,313

  3,050,000   Travis County Housing Finance Corporation (Texas), Residential Mortgage Bonds (GNMA and
                FNMA Mortgage-Backed Securities Program), Senior Bonds, Series 1991A,
                7.050%, 12/01/25                                                  12/01 at 103        AAA         3,270,088

  1,540,000   Victoria Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                Series 1995, 8.125%, 1/01/11                                      No Opt. Call        Aaa         1,698,066


---------------------------------------------------------------------------------------------------------------------------
              LONG TERM CARE - 2.0%

  4,000,000   Tarrant County Health Facilities Development Corporation, Tax-Exempt Mortgage Revenue
                Bonds (South Central Nursing Homes, Inc. Project), Series 1997A, 6.000%, 1/01/37
                (Mandatory put 1/01/26)                                            1/08 at 105        Aaa         4,372,680


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL - 13.7%

  8,290,000   State of Texas, College Student Loan Bonds, Series 1997, 5.000%, 8/01/22 (Alternative
                Minimum Tax)                                                       8/10 at 100         AA         7,885,531

  4,595,000   State of Texas, Veterans' Housing Assistance Bonds, Series 1993, General Obligation Bonds,
                6.800%, 12/01/23 (Alternative Minimum Tax)                        12/03 at 102         AA         4,958,648

  2,000,000   State of Texas, Veteran's Land Bonds, Series 1994, General Obligation Bonds,
                6.400%, 12/01/24 (Alternative Minimum Tax)                        12/04 at 100         AA         2,179,600

  2,500,000   Burleson Independent School District (Johnson and Tarrant Counties, Texas), Unlimited Tax
                Refunding Bonds, Series 1995, 5.375%, 8/01/19                      8/06 at 100        Aaa         2,562,550

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/GENERAL - CONTINUED

 $1,000,000   Caddo Mills Independent School District (Hunt County, Texas), Unlimited Tax School Building
                and Refunding Bonds, Series 1995, 6.375%, 8/15/25                  2/05 at 100        AAA        $1,092,520

  4,130,000   Coppell Independent School District (Dallas County, Texas), Unlimited Tax School Building
                and Refunding Bonds, Series 1992, 0.000%, 8/15/14             8/09 at 75 11/32        Aaa         1,689,872

  1,475,000   City of Corpus Christi, Texas, General Improvement and Refunding Bonds, Series 1992,
                6.700%, 3/01/08                                                    3/02 at 100        Aaa         1,616,128

  2,800,000   City of Ennis, Texas (Ennis County), General Obligation Refunding and Improvement Bonds,
                Series 1992, 6.500%, 8/01/13                                       8/02 at 100        Aaa         3,054,520

  1,185,000   Fort Bend County Levee Improvement District No. 11 (A Political Subdivision of the State of
                Texas, located within Fort Bend County), Unlimited Tax Levee Improvement Bonds,
                Series 1994, 6.900%, 9/01/17                                       9/04 at 100        Aaa         1,348,388

  1,545,000  Montgomery County (A political  subdivision of the State of Texas),
                Refunding Bonds, Series 1997, 0.000%, 3/01/14                 9/07 at 72 25/64        Aaa           692,175

  1,825,000   Socorro Independent School District (El Pasco, County, Texas), Unlimited Tax School Building
                Bonds, Series 1996, 5.750%, 2/15/21                                2/06 at 100        Aaa         1,912,217

  1,225,000   Weslaco Independent School District (Hidalgo County, Texas), Unlimited Tax School Building
                and Refunding Bonds, Series 1996, 5.700%, 2/15/15                  2/06 at 100        Aaa         1,298,316


---------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED - 6.7%

  4,035,000   City of Bryan, Texas (Brazos County), Lease Revenue Bonds (Blinn College Project), Series
                1995, 5.300%, 10/01/16                                            10/05 at 100        Aaa         4,108,477

  1,500,000   City of Dallas, Texas (Dallas, Denton and Collin Counties), Combination Tax and Surplus
                Revenue, Certificates of Obligation, Series 1992, 6.250%, 1/01/20  1/02 at 100        Aaa         1,577,340

  1,000,000   City of Dallas, Texas (Dallas County), Civic Center Convention Complex, Senior Lien Revenue
                Bonds, 1985 Series, 8.000%, 1/01/09                                7/98 at 100          A         1,015,380

  1,450,000   Industrial Development Corporation of The City of Galveston, Sales Tax Revenue Bonds,
                Series 1995, 5.750%, 9/01/15                                       9/05 at 100        Aaa         1,535,710

  1,575,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien, Revenue Refunding
                Bonds, Series 1992A, 6.500%, 8/15/15                               8/02 at 102         AA         1,742,501

  4,580,000   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds (Henry B Gonzalez
                Convention Center Project), 5.700%, 8/15/26                        8/06 at 102        Aaa         4,882,646


---------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION - 12.1%

  5,295,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990 (American
                Airlines, Inc. Project), 7.500%, 12/01/29 (Alternative
                Minimum Tax)                                                      12/00 at 102       Baa2         5,787,117

  5,020,000     Dallas-Fort Worth International  Airport,  Facility  Improvement
                Corporation,  United Parcel Service,  Inc. Revenue Bonds, Series
                1992, 6.600%, 5/01/32 (Alternative Minimum Tax)5/02 at 102 Aaa
5,490,776

    320,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 1992A,
                6.500%, 8/15/17                                                    8/02 at 102        Aaa           353,894

    320,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 1992B,
                6.625%, 8/15/17                                                    2/98 at 102        Aaa           327,078

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION - CONTINUED

 $3,500,000   Harris County, Texas, Toll Road Senior Lien, Revenue Refunding Bonds, Series 1994,
                5.375%, 8/15/20                                                    8/04 at 102        Aaa        $3,570,735

  1,000,000   City of Houston, Texas, Airport System Senior Lien, Revenue Bonds, 8.000%, 7/01/08
                (Alternative Minimum Tax)                                      7/98 at 102 1/2          A         1,040,720

  5,000,000   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds, Series 1991A,
                6.750%, 7/01/21 (Alternative Minimum Tax)                          7/01 at 102        Aaa         5,436,850

  3,300,000   City of Houston, Texas Airport System Special Facilities Revenue Bonds (Automated People
                Mover Project), Series 1997A, 5.500%, 7/15/17 (Alternative
                Minimum Tax)                                                       7/07 at 100        Aaa         3,392,994

  1,125,000   City of Laredo, Texas (Webb County), International Toll Bridge System, Revenue Bonds,
                Series 1996, 5.700%, 10/01/10                                     10/06 at 100        Aaa         1,215,585


---------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED - 14.9%

  3,500,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds, Series 1991,
                6.750%, 5/15/12 (Pre-refunded to 5/15/01)                          5/01 at 102       A***         3,851,260

  1,000,000   The City of Beaumont, Texas, Public Improvement Bonds, Series 1992, 6.250%, 3/01/10
                (Pre-refunded to 3/01/02)                                          3/02 at 100        Aaa         1,083,020

  2,000,000   City of Brownsville, Texas, General Obligation Refunding Bonds, Series 1991,
                6.750%, 2/15/12 (Pre-refunded to 2/15/01)                          2/01 at 100        Aaa         2,157,480

  3,500,000   City of Brownsville, Texas Utilities System Priority Revenue Bonds, Series 1990,
                6.500%, 9/01/17 (Pre-refunded to 9/01/00)                          9/00 at 102        Aaa         3,790,885

  1,975,000   City of Corpus Christi, Texas, General Improvement and Refunding Bonds, Series 1992,
                6.700%, 3/01/08 (Pre-refunded to 3/01/02)                          3/02 at 100        Aaa         2,172,145

  1,780,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 1992A,
                6.500%, 8/15/17 (Pre-refunded to 8/15/02)                          8/02 at 102        Aaa         1,990,859

    425,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien, Revenue Refunding
                Bonds, Series 1992, 6.500%, 8/15/15 (Pre-refunded to 8/15/02)      8/02 at 102      AA***           474,593

  4,000,000   Harris County Health Facilities Development Corporation, Hospital Revenue Bonds (Texas
                Children's Hospital Project), Series 1989A, 7.000%, 10/01/19
                (Pre-refunded to 10/01/99)                                        10/99 at 102        Aaa         4,282,720

  6,110,000   Harris County Health Facilities Development Corporation (Texas), Hospital Revenue Bonds
                (Memorial Hospital System Project), Series 1992, 7.125%, 6/01/15
                (Pre-refunded to 6/01/02)                                          6/02 at 102      A2***         6,995,828

    250,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue Refunding Bonds,
              Series 1991C, 6.375%, 12/01/17 (Pre-refunded to 12/01/01)           12/01 at 102        Aaa           275,435

  1,000,000   North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds
                (Presbyterian Healthcare System Project), Series 1996-A,
                5.750%, 6/01/26                                                   No Opt. Call        Aaa         1,086,170

  1,000,000   North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds
                (Presbyterian Healthcare System Project), Series 1996-B,
                5.500%, 6/01/21                                                   No Opt. Call        Aaa         1,045,470

  2,500,000   Ratama Development Corporation, Special Facilities Revenue Bonds (Retama Park Racetrack
                Project), Series 1993, 8.750%, 12/15/17                           No Opt. Call        Aaa         3,672,125

 PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                          PROVISIONS*  RATINGS**             VALUE
---------------------------------------------------------------------------------------------------------------------------
              UTILITIES - 7.6%

 $1,225,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds
                (Texas Utilities Electric Company Project), Series 1990A, 8.125%, 2/01/20
                (Alternative Minimum Tax)                                          2/00 at 102       Baa1        $1,329,407

  2,000,000   Brazos River Authority (Texas), Collateralized Pollution Control
                Revenue Bonds (Texas Utilities Electric Company Project), Series
                1994A, 7.875%, 3/01/21 (Alternative Minimum Tax)                   3/01 at 102       Baa1         2,212,120

  1,500,000   Brazos River Authority (Texas), Collateralized Pollution, Control Revenue Refunding Bonds
                (Texas Utilities Electric Company Project), Series 1992, 6.500%, 12/01/27 (Alternative
                Minimum Tax)                                                      12/02 at 102        Aaa         1,660,080

  5,500,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds (Houston Lighting
                and Power Company Project), Series 1988D, 7.750%, 10/01/15        10/98 at 102         A-         5,728,525

  1,200,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds (Houston Lighting
                & Power Company Project), Series 1993, 5.600%, 12/01/17           12/03 at 102        Aaa         1,248,480

  1,500,000   Matagorda County Navigation District Number One (Texas), Pollution Control Revenue
                Refunding Bonds (Central Power and Light Company Project),
                Series 1993, 6.000%, 7/01/28                                       7/03 at 102         A-         1,577,250

  1,000,000   North Texas Municipal Water District, Regional Solid Waste Disposal System, Refunding
                and Improvement Revenue Bonds, Series 1993, 5.250%, 9/01/12        9/03 at 100        Aaa         1,022,270

  2,000,000   City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding Bonds, New Series
                1992, 5.000%, 2/01/17                                              2/02 at 101        Aa1         1,973,440


---------------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER - 5.9%

  2,130,000   City of Dallas, Texas (Dallas, Denton and Collin Counties), Waterworks and Sewer System
                Revenue Refunding and Improvement Bonds, Series 1995,
                4.500%, 4/01/14                                                4/02 at 101 1/2         AA         2,037,771

  3,750,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue Refunding Bonds,
                Series 1991C, 6.375%, 12/01/17                                    12/01 at 102        Aaa         4,070,625

  1,000,000   City of Houston, Texas, Water and Sewer System, Prior Lien Revenue Refunding Bonds,
                Series 1992B, 6.375%, 12/01/14                                    12/02 at 102          A         1,092,890

    800,000   City of Laredo, Texas (Webb County), Combination Tax and Waterworks System, Revenue
                Certificates of Obligation, Series 1994, 5.625%, 8/15/11           8/04 at 100        Aaa           846,086

  4,500,000   City of San Antonio, Texas, Water System Revenue Refunding Bonds, Series 1992,
                6.500%, 5/15/10                                                    5/02 at 102        Aaa         4,966,290

---------------------------------------------------------------------------------------------------------------------------
$207,695,000  Total Investments - (cost $198,229,591) - 97.9%                                                   215,601,674
============
              Other Assets Less Liabilities - 2.1%                                                                4,676,965
              -------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                $220,278,639
              =============================================================================================================
* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S.
Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R - Investment is not rated.

See accompanying notes to financial statements.

                               STATEMENT OF NET ASSETS (UNAUDITED)
                               JANUARY 31, 1998
                                                           ARIZONA PREMIUM      MICHIGAN QUALITY      MICHIGAN PREMIUM
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market
   value (note 1)                                              $95,897,124          $258,815,902          $172,099,417
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                           700,000               700,000               600,000
Cash                                                               107,532                    --               146,381
Receivables:
   Interest                                                        711,353             3,932,064             2,104,099
   Investments sold                                                 15,000                    --                    --
Other assets                                                           402                   533                 4,065
----------------------------------------------------------------------------------------------------------------------
      Total assets                                              97,431,411           263,448,499           174,953,962
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                                          --               106,227                    --
Accrued expenses:
   Management fees (note 6)                                         53,621               143,384                95,815
   Other                                                            44,428                82,450                86,812
Preferred share dividends payable                                    3,864                15,781                14,288
Common share dividends payable                                     296,643               902,074               522,083
----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                            398,556             1,249,916               718,998
----------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                            $97,032,855          $262,198,583          $174,234,964
======================================================================================================================
Preferred shares, at liquidation value                         $30,000,000          $ 80,000,000          $ 56,000,000
======================================================================================================================
Preferred shares outstanding                                         1,200                 3,200                 2,240
======================================================================================================================
Common shares outstanding                                        4,299,171            11,346,844             7,677,686
======================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value,
   divided by Common shares outstanding)                       $     15.59          $      16.06          $      15.40
======================================================================================================================

                               STATEMENT OF NET ASSETS (UNAUDITED) - CONTINUED
                               JANUARY 31, 1998
                                                                                    OHIO QUALITY         TEXAS QUALITY
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market
   value (note 1)                                                                   $231,037,007          $215,601,674
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                                               1,000,000                    --
Cash                                                                                          --                86,014
Receivables:
   Interest                                                                            2,841,245             3,637,874
   Investments sold                                                                      196,179             1,892,448
Other assets                                                                               7,010                 3,618
----------------------------------------------------------------------------------------------------------------------

      Total assets                                                                   235,081,441           221,221,628
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                                                            79,474                    --
Accrued expenses:
   Management fees (note 6)                                                              128,137               120,813
   Other                                                                                  97,642                70,753
Preferred share dividends payable                                                         16,919                18,025
Common share dividends payable                                                           756,273               733,398
----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                1,078,445               942,989
----------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                 $234,002,996          $220,278,639
======================================================================================================================
Preferred shares, at liquidation value                                              $ 77,000,000          $ 69,000,000
======================================================================================================================
Preferred shares outstanding                                                               3,080                 2,760
======================================================================================================================
Common shares outstanding                                                              9,336,709             9,402,542
======================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value,
   divided by Common shares outstanding)                                            $      16.82          $      16.09
======================================================================================================================

                               STATEMENT OF OPERATIONS (UNAUDITED)
                               SIX MONTHS ENDED JANUARY 31, 1998
                                                           ARIZONA PREMIUM      MICHIGAN QUALITY      MICHIGAN PREMIUM
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                             $2,675,831            $7,700,472            $4,739,309
----------------------------------------------------------------------------------------------------------------------

EXPENSES
   Management fees (note 6)                                        312,924               840,570               559,443
   Preferred shares - auction fees                                  37,808               100,823                70,575
   Preferred shares - dividend disbursing agent fees                 5,905                 5,905                11,569
   Shareholders' servicing agent fees and expenses                   3,984                18,286                13,010
   Custodian's fees and expenses                                    19,067                27,921                23,082
   Directors'/Trustees' fees and expenses (note 6)                     356                   965                   637
   Professional fees                                                 8,445                 8,621                 8,526
   Shareholders' reports - printing and mailing expenses            14,627                38,111                27,861
   Stock exchange listing fees                                       8,151                12,413                 8,151
   Investor relations expense                                        3,680                10,865                 7,360
   Other expenses                                                    7,606                13,979                 5,991
----------------------------------------------------------------------------------------------------------------------

      Total expenses                                               422,553             1,078,459               736,205
----------------------------------------------------------------------------------------------------------------------

Net investment income                                            2,253,278             6,622,013             4,003,104
----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions
   (notes 1 and 4)                                                 249,722                42,495                47,976
Net change in unrealized appreciation or depreciation
   of investments                                                  841,686             1,362,930             2,038,070
----------------------------------------------------------------------------------------------------------------------

Net gain from investments                                        1,091,408             1,405,425             2,086,046
----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                      $3,344,686            $8,027,438            $6,089,150
======================================================================================================================

                               STATEMENT OF OPERATIONS (UNAUDITED) - CONTINUED
                               SIX MONTHS ENDED JANUARY 31, 1998
                                                                                    OHIO QUALITY         TEXAS QUALITY
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                   $6,694,349            $6,437,126
----------------------------------------------------------------------------------------------------------------------

EXPENSES
   Management fees (note 6)                                                              749,401               706,732
   Preferred shares - auction fees                                                        97,042                86,958
   Preferred shares - dividend disbursing agent fees                                      17,460                11,569
   Shareholders' servicing agent fees and expenses                                        19,453                 9,268
   Custodian's fees and expenses                                                          28,923                26,709
   Directors'/Trustees' fees and expenses (note 6)                                           858                   810
   Professional fees                                                                       8,590                 8,578
   Shareholders' reports - printing and mailing expenses                                  31,802                24,053
   Stock exchange listing fees                                                             8,256                 8,162
   Investor relations expense                                                              9,995                 7,971
   Other expenses                                                                         12,314                11,397
----------------------------------------------------------------------------------------------------------------------

      Total expenses                                                                     984,094               902,207
----------------------------------------------------------------------------------------------------------------------

Net investment income                                                                  5,710,255             5,534,919
----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions
   (notes 1 and 4)                                                                       120,386               713,514
Net change in unrealized appreciation or depreciation
   of investments                                                                      2,159,025             1,535,549
----------------------------------------------------------------------------------------------------------------------

Net gain from investments                                                              2,279,411             2,249,063
----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                            $7,989,666            $7,783,982
======================================================================================================================

                               STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                                                   ARIZONA PREMIUM              MICHIGAN QUALITY
-----------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED   YEAR ENDED SIX MONTHS ENDED    YEAR ENDED
                                                                   1/31/98      7/31/97          1/31/98       7/31/97
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                          $ 2,253,278  $ 4,521,266      $ 6,622,013  $ 13,273,646
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                  249,722      107,716           42,495       191,099
Net change in unrealized appreciation or depreciation
  of investments                                                   841,686    3,426,284        1,362,930     7,824,042
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                       3,344,686    8,055,266        8,027,438    21,288,787
-----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                          (1,776,670)  (3,505,995)      (5,406,744)  (10,753,701)
   Preferred shareholders                                         (506,988)    (959,751)      (1,349,829)   (2,664,110)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                  --           --         (111,138)     (270,793)
   Preferred shareholders                                               --           --          (27,488)      (65,600)
-----------------------------------------------------------------------------------------------------------------------

Decrease in net assets from distributions to shareholders       (2,283,658)  (4,465,746)      (6,895,199)  (13,754,204)
-----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                   240,512       47,204          819,478     1,679,295
-----------------------------------------------------------------------------------------------------------------------

   Net increase in net assets                                    1,301,540    3,636,724        1,951,717     9,213,878
Net assets at beginning of period                               95,731,315   92,094,591      260,246,866   251,032,988
-----------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                    $97,032,855  $95,731,315     $262,198,583  $260,246,866
======================================================================================================================

Balance of undistributed net investment income at
  end of period                                                $   226,335  $   256,715     $    314,078  $    448,638
======================================================================================================================

                               STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED) - CONTINUED

                                                                  MICHIGAN PREMIUM                OHIO QUALITY
----------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED   YEAR ENDED SIX MONTHS ENDED    YEAR ENDED
                                                                   1/31/98      7/31/97          1/31/98       7/31/97
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                          $ 4,003,104  $ 8,049,998      $ 5,710,255 $ 11,417,190
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                   47,976       58,728          120,386      658,154
Net change in unrealized appreciation or depreciation
  of investments                                                 2,038,070    7,429,576        2,159,025    7,424,361
----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                       6,089,150   15,538,302        7,989,666   19,499,705
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                          (3,132,496)  (6,126,793)      (4,531,821)  (8,909,679)
   Preferred shareholders                                         (996,496)  (1,824,440)      (1,200,624)  (2,471,778)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                  --           --               --           --
   Preferred shareholders                                               --           --               --           --
----------------------------------------------------------------------------------------------------------------------

Decrease in net assets from distributions to shareholders       (4,128,992)  (7,951,233)      (5,732,445) (11,381,457)
----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                        --           --          514,174      962,543
----------------------------------------------------------------------------------------------------------------------

   Net increase in net assets                                    1,960,158    7,587,069        2,771,395    9,080,791
Net assets at beginning of period                              172,274,806  164,687,737      231,231,601  222,150,810
----------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                   $174,234,964 $172,274,806     $234,002,996 $231,231,601
======================================================================================================================

Balance of undistributed net investment income at
  end of period                                                 $  377,723 $    503,611     $    690,905 $    713,095
=====================================================================================================================

                               STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED) - CONTINUED


                                                                                                  TEXAS QUALITY
-----------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS ENDED    YEAR ENDED
                                                                                                  1/31/98       7/31/97
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                         $ 5,534,919  $ 11,215,305
Net realized gain (loss) from investment transactions (notes 1 and 4)                             713,514        (4,927)
Net change in unrealized appreciation or depreciation of investments                            1,535,549     7,599,310
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                                      7,783,982    18,809,688
-----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                                                         (4,398,450)   (8,791,315)
   Preferred shareholders                                                                      (1,264,120)   (2,442,360)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                                 --           --
   Preferred shareholders                                                                              --           --
-----------------------------------------------------------------------------------------------------------------------

Decrease in net assets from distributions to shareholders                                      (5,662,570)  (11,233,675)
-----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                                                  158,396           --
-----------------------------------------------------------------------------------------------------------------------

   Net increase in net assets                                                                   2,279,808     7,576,013
Net assets at beginning of period                                                             217,998,831   210,422,818
-----------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                                  $220,278,639  $217,998,831
=======================================================================================================================

Balance of undistributed net investment income at end of period                              $    145,704  $    273,355
=======================================================================================================================

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


                  1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Michigan Quality Income Municipal Fund, Inc.
(NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) and Nuveen Texas Quality Income Municipal Fund (NTX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

                  Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

                  Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

                  Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

                  Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

                  Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

                  Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                          ARIZONA     MICHIGAN     MICHIGAN         OHIO         TEXAS
                                                          PREMIUM      QUALITY      PREMIUM      QUALITY       QUALITY
----------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                    --           --          840          680           760
   Series Th                                                1,200        3,200        1,400        1,400         2,000
   Series Th2                                                  --           --           --        1,000            --
----------------------------------------------------------------------------------------------------------------------
Total                                                       1,200        3,200        2,240        3,080         2,760
======================================================================================================================

                  Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 1998.

                  Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                  2. FUND SHARES
Transactions in Common shares were as follows:
                                                                  ARIZONA PREMIUM               MICHIGAN QUALITY
---------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                                                                  1/31/98      7/31/97           1/31/98      7/31/97
---------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment
  of distributions                                                 15,456        3,160            49,309      105,844
=====================================================================================================================
                                                                 MICHIGAN PREMIUM                  OHIO QUALITY
---------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                                                                  1/31/98      7/31/97           1/31/98      7/31/97
---------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment
  of distributions                                                     --           --            29,097       58,958
=====================================================================================================================
                                                                                                  TEXAS QUALITY
---------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS ENDED   YEAR ENDED
                                                                                                 1/31/98      7/31/97
---------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment of distributions                                10,110           --
=====================================================================================================================

                  3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
On February 2, 1998, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid March 2, 1998, to shareholders of record on February 15, 1998, as follows:

                                                          ARIZONA     MICHIGAN     MICHIGAN         OHIO         TEXAS
                                                          PREMIUM      QUALITY      PREMIUM      QUALITY       QUALITY
----------------------------------------------------------------------------------------------------------------------
Dividend per share                                         $.0690       $.0795       $.0680       $.0810        $.0780
======================================================================================================================

                  4. SECURITIES TRANSACTIONS
Purchase and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended January 31, 1998, were as follows:

                                                          ARIZONA     MICHIGAN     MICHIGAN         OHIO         TEXAS
                                                          PREMIUM      QUALITY      PREMIUM      QUALITY       QUALITY
----------------------------------------------------------------------------------------------------------------------

Purchases:
   Investments in municipal securities                 $4,500,000   $8,412,835   $4,546,528  $12,772,827   $22,110,390
   Temporary municipal investments                      2,400,000    4,000,000    2,100,000    7,000,000    10,600,000

Sales and Maturities:
   Investments in municipal securities                  3,378,778    6,523,420    2,626,625   11,320,464    19,767,019
   Temporary municipal investments                      2,900,000    5,100,000    3,800,000    6,000,000    12,600,000
======================================================================================================================

At January 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At July 31, 1997, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                       ARIZONA     MICHIGAN         OHIO         TEXAS
                                                                       PREMIUM      PREMIUM      QUALITY       QUALITY
----------------------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                             $       --   $  288,696   $1,148,495      $     --
   2003                                                              1,316,276      627,148       16,493            --
   2004                                                                     --    1,807,234      622,243            --
   2005                                                                     --           --           --       208,136
----------------------------------------------------------------------------------------------------------------------

Total                                                               $1,316,276   $2,723,078   $1,787,231      $208,136
======================================================================================================================

                  5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 1998, were as follows:

                                                          ARIZONA     MICHIGAN     MICHIGAN         OHIO         TEXAS
                                                          PREMIUM      QUALITY      PREMIUM      QUALITY       QUALITY
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $8,379,618  $23,587,276  $13,233,405  $17,187,903   $17,372,083
   depreciation                                                --           --      (12,429)          --            --
----------------------------------------------------------------------------------------------------------------------

Net unrealized appreciation                            $8,379,618  $23,587,276  $13,220,976  $17,187,903   $17,372,083
======================================================================================================================

                  6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                  MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         .6500 of 1%
For the next $125 million                                          .6375 of 1
For the next $250 million                                          .6250 of 1
For the next $500 million                                          .6125 of 1
For the next $1 billion                                            .6000 of 1
For net assets over $2 billion                                     .5875 of 1
------------------------------------------------------------------------------

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                  7. COMPOSITION OF NET ASSETS
At January 31, 1998, net assets consisted of:

                                                           ARIZONA PREMIUM      MICHIGAN QUALITY      MICHIGAN PREMIUM
----------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                        $30,000,000          $ 80,000,000          $ 56,000,000
Common shares, $.01 par value per share                             42,992               113,468                76,777
Paid-in surplus                                                 59,450,463           158,217,233           107,234,590
Balance of undistributed net investment income                     226,335               314,078               377,723
Accumulated net realized gain (loss) from investment
  transactions                                                  (1,066,553)              (33,472)           (2,675,102)
Net unrealized appreciation of investments                       8,379,618            23,587,276            13,220,976
----------------------------------------------------------------------------------------------------------------------
Net assets                                                     $97,032,855          $262,198,583          $174,234,964
======================================================================================================================

Authorized shares:
   Common                                                      200,000,000           200,000,000           200,000,000
   Preferred                                                     1,000,000             1,000,000             1,000,000
======================================================================================================================
                                                                                    OHIO QUALITY         TEXAS QUALITY
----------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                                             $ 77,000,000          $ 69,000,000
Common shares, $.01 par value per share                                                   93,367                94,025
Paid-in surplus                                                                      140,701,046           133,161,448
Balance of undistributed net investment income                                           690,905               145,704
Accumulated net realized gain (loss) from investment transactions                     (1,670,225)              505,379
Net unrealized appreciation of investments                                            17,187,903            17,372,083
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                          $234,002,996          $220,278,639
======================================================================================================================

Authorized shares:
   Common                                                                            200,000,000             Unlimited
   Preferred                                                                           1,000,000             Unlimited
======================================================================================================================

                                  FINANCIAL HIGHLIGHTS (UNAUDITED)
                                  Selected data for a Common share outstanding
                                  throughout each period is as follows:
                                                                                                  DIVIDENDS FROM TAX-EXEMPT
                                                                 OPERATING PERFORMANCE                NET INVESTMENT INCOME
                                                                                   NET
                                                                            REALIZED &
                                  NET ASSET                 NET             UNREALIZED
                                      VALUE             INVEST-            GAIN (LOSS)                 TO                TO
                                  BEGINNING                MENT           FROM INVEST-             COMMON         PREFERRED
                                  OF PERIOD              INCOME                  MENTS       SHAREHOLDERS     SHAREHOLDERS+
===========================================================================================================================
ARIZONA PREMIUM
Six months ended
   1/31/98                           $15.34               $ .53                  $ .25             $ (.41)            $(.12)
Year ended 7/31:
   1997                               14.51                1.06                    .81               (.82)             (.22)
   1996                               14.12                1.05                    .38               (.80)             (.24)
   1995                               13.61                1.07                    .49               (.78)             (.27)
   1994                               14.49                1.07                   (.84)              (.79)             (.26)
11/19/92 to
   7/31/93                            14.05                 .52                    .69               (.42)             (.11)
MICHIGAN QUALITY
Six months ended
   1/31/98                            15.95                 .58                    .14               (.48)             (.12)
Year ended 7/31:
   1997                               15.28                1.18                    .72               (.95)             (.24)
   1996                               15.10                1.19                    .27               (.95)             (.24)
   1995                               15.02                1.21                    .19              (1.00)             (.26)
   1994                               15.85                1.21                   (.82)             (1.05)             (.17)
   1993                               15.23                1.21                    .57               (.97)             (.17)
Two months ended
   7/31/92                            14.29                 .20                    .92               (.15)             (.03)
10/17/91 to
   5/31/92                            14.05                 .47                    .41               (.38)             (.07)
MICHIGAN PREMIUM
Six months ended
   1/31/98                            15.14                 .52                    .28               (.41)             (.13)
Year ended 7/31:
   1997                               14.16                1.05                    .97               (.80)             (.24)
   1996                               13.73                1.05                    .41               (.78)             (.25)
   1995                               13.46                1.04                    .31               (.80)             (.28)
   1994                               14.47                1.03                  (1.01)              (.81)             (.17)
12/17/92 to
   7/31/93                            14.05                 .41                    .62               (.34)             (.05)
===========================================================================================================================
                          DISTRIBUTIONS FROM CAPITAL GAINS
                                                                                                                       PER
                                                                   ORGANIZATION                                     COMMON
                                                                   AND OFFERING                                      SHARE
                                                                      COSTS AND                                     MARKET
                                     TO                  TO     PREFERRED SHARE             NET ASSET                VALUE
                                 COMMON           PREFERRED        UNDERWRITING             VALUE END               END OF
                           SHAREHOLDERS       SHAREHOLDERS+           DISCOUNTS             OF PERIOD               PERIOD
==========================================================================================================================
ARIZONA PREMIUM
Six months ended
   1/31/98                          $--                 $--                 $--                $15.59             $16.3750
Year ended 7/31:
   1997                              --                  --                  --                 15.34              15.4375
   1996                              --                  --                  --                 14.51              13.8750
   1995                              --                  --                  --                 14.12              13.6250
   1994                            (.05)               (.01)                 --                 13.61              13.1250
11/19/92 to
   7/31/93                           --                  --                (.24)                14.49              15.7500
MICHIGAN QUALITY
Six months ended
   1/31/98                         (.01)                 --                  --                 16.06              17.2500
Year ended 7/31:
   1997                            (.03)               (.01)                 --                 15.95              16.6250
   1996                            (.07)               (.02)                 --                 15.28              15.5000
   1995                            (.05)               (.01)                 --                 15.10              14.8750
   1994                              --                  --                  --                 15.02              15.2500
   1993                            (.02)                 --                  --                 15.85              16.0000
Two months ended
   7/31/92                           --                  --                  --                 15.23              15.5000
10/17/91 to
   5/31/92                           --                  --                (.19)                14.29              15.1250
MICHIGAN PREMIUM
Six months ended
   1/31/98                           --                  --                  --                 15.40              15.0625
Year ended 7/31:
   1997                              --                  --                  --                 15.14              13.9375
   1996                              --                  --                  --                 14.16              12.8750
   1995                              --                  --                  --                 13.73              12.0000
   1994                            (.04)               (.01)                 --                 13.46              12.5000
12/17/92 to
   7/31/93                           --                  --                (.22)                14.47              15.0000
==========================================================================================================================
                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                             -----------------------------------------------------------
                               TOTAL
                             INVEST-                                                              RATIO OF
                                MENT                                                                   NET
                              RETURN             TOTAL       NET ASSETS          RATIO OF       INVESTMENT
                                  ON         RETURN ON           END OF          EXPENSES           INCOME     PORTFOLIO
                              MARKET         NET ASSET       PERIOD (IN        TO AVERAGE       TO AVERAGE      TURNOVER
                               VALUE**           VALUE**      THOUSANDS)       NET ASSETS++     NET ASSETS++        RATE
========================================================================================================================
ARIZONA PREMIUM
Six months ended
   1/31/98                     8.90%             4.41%         $ 97,033              .88%*           4.68%*           4%
Year ended 7/31:
   1997                       17.81             11.74            95,731              .87             4.86            11
   1996                        7.83              8.48            92,095              .90             4.88            15
   1995                       10.42              9.98            90,434              .86             5.21            11
   1994                      (11.66)             (.43)           88,263              .84             4.97            21
11/19/92 to
   7/31/93                     7.92              6.19            91,363              .91*            4.22*           40
MICHIGAN QUALITY
Six months ended
   1/31/98                     6.82              3.82           262,199              .83*            5.07*            3
Year ended 7/31:
   1997                       14.02             11.19           260,247              .83             5.23            11
   1996                       11.32              8.07           251,033              .83             5.29            15
   1995                        4.77              8.02           247,907              .84             5.54            18
   1994                        1.82              1.33           246,082              .85             5.27             4
   1993                        9.97             11.09           253,881              .88             5.36             6
Two months ended
   7/31/92                     3.51              7.69           244,930              .85*            5.45*          --
10/17/91 to
   5/31/92                     3.38              4.46           234,439              .82*            4.54*            1
MICHIGAN PREMIUM
Six months ended
   1/31/98                    11.12              4.50           174,235              .85*            4.63*            2
Year ended 7/31:
   1997                       14.95             12.97           172,275              .86             4.83             4
   1996                       14.00              8.88           164,688              .87             4.87            17
   1995                        2.59              8.45           161,414             1.01             5.02            32
   1994                      (11.43)            (1.27)          100,888              .94             4.82            17
12/17/92 to
   7/31/93                     2.25              5.44           105,494              .92*            3.73*           15
=======================================================================================================================

See notes on page 58.

                                  FINANCIAL HIGHLIGHTS (UNAUDITED) - CONTINUED
                                  Selected data for a Common share outstanding
                                  throughout each period is as follows:
                                                                                                  DIVIDENDS FROM TAX-EXEMPT
                                                                 OPERATING PERFORMANCE                NET INVESTMENT INCOME
                                                                                   NET
                                                                            REALIZED &
                                  NET ASSET                 NET             UNREALIZED
                                      VALUE             INVEST-            GAIN (LOSS)                 TO                TO
                                  BEGINNING                MENT           FROM INVEST-             COMMON         PREFERRED
                                  OF PERIOD              INCOME                  MENTS       SHAREHOLDERS     SHAREHOLDERS+
===========================================================================================================================
OHIO QUALITY
Six months ended
   1/31/98                           $16.57               $ .61                  $ .26            $ (.49)            $(.13)
Year ended 7/31:
   1997                               15.69                1.23                    .88              (.96)             (.27)
   1996                               15.33                1.23                    .35              (.95)             (.27)
   1995                               14.84                1.22                    .52              (.95)             (.30)
   1994                               15.72                1.19                   (.82)            (1.03)             (.18)
   1993                               15.02                1.18                    .69              (.93)             (.19)
Two months ended
   7/31/92                            14.07                 .20                    .94              (.15)             (.04)
10/17/91 to
   5/31/92                            14.05                 .46                    .27              (.37)             (.07)
TEXAS QUALITY
Six months ended
   1/31/98                            15.86                 .59                    .24              (.47)             (.13)
Year ended 7/31:
   1997                               15.06                1.19                    .81              (.94)             (.26)
   1996                               14.91                1.21                    .21              (.95)             (.27)
   1995                               14.53                1.22                    .42              (.98)             (.28)
   1994                               15.41                1.21                   (.83)            (1.06)             (.17)
   1993                               15.09                1.20                    .31              (.97)             (.18)
Two months
   ended 7/31/92                      14.19                 .20                    .89              (.15)             (.04)
10/17/91 to
   5/31/92                            14.05                 .49                    .32              (.38)             (.07)
===========================================================================================================================
                          DISTRIBUTIONS FROM CAPITAL GAINS
                                                                                                                       PER
                                                                   ORGANIZATION                                     COMMON
                                                                   AND OFFERING                                      SHARE
                                                                      COSTS AND                                     MARKET
                                     TO                  TO     PREFERRED SHARE             NET ASSET                VALUE
                                 COMMON           PREFERRED        UNDERWRITING             VALUE END               END OF
                           SHAREHOLDERS       SHAREHOLDERS+           DISCOUNTS             OF PERIOD               PERIOD
==========================================================================================================================
OHIO QUALITY
Six months ended
   1/31/98                         $--                $--                 $--                $16.82              $18.6250
Year ended 7/31:
   1997                             --                 --                  --                 16.57               17.3125
   1996                             --                 --                  --                 15.69               16.0000
   1995                             --                 --                  --                 15.33               15.1250
   1994                           (.03)              (.01)                 --                 14.84               15.1250
   1993                           (.04)              (.01)                 --                 15.72               15.7500
Two months ended
   7/31/92                          --                 --                  --                 15.02               15.2500
10/17/91 to
   5/31/92                          --                 --                (.27)                14.07               15.0000
TEXAS QUALITY
Six months ended
   1/31/98                          --                 --                  --                 16.09               16.0000
Year ended 7/31:
   1997                             --                 --                  --                 15.86               15.6250
   1996                            (.04)+++           (.01)+++             --                 15.06               14.8750
   1995                             --                 --                  --                 14.91               13.8750
   1994                            (.03)               --                  --                 14.53               14.7500
   1993                            (.03)              (.01)                --                 15.41               15.8750
Two months
   ended 7/31/92                    --                 --                  --                 15.09               15.3750
10/17/91 to
   5/31/92                          --                 --                (.22)                14.19               14.8750
==========================================================================================================================
                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                             -----------------------------------------------------------
                               TOTAL
                             INVEST-                                                              RATIO OF
                                MENT                                                                   NET
                              RETURN             TOTAL       NET ASSETS          RATIO OF       INVESTMENT
                                  ON         RETURN ON           END OF          EXPENSES           INCOME     PORTFOLIO
                              MARKET         NET ASSET       PERIOD (IN        TO AVERAGE       TO AVERAGE      TURNOVER
                               VALUE**           VALUE**      THOUSANDS)       NET ASSETS++     NET ASSETS++        RATE
========================================================================================================================
OHIO QUALITY
Six months ended
   1/31/98                    10.54%             4.53%         $234,003              .85%*            4.91%*           5%
Year ended 7/31:
   1997                       14.70             12.14           231,232              .85              5.08            25
   1996                       12.39              8.68           222,151              .87              5.09            19
   1995                        6.80             10.16           218,335              .94              5.24            19
   1994                        2.72              1.06           101,335              .94              5.09             2
   1993                        9.89             11.64           104,507             1.00              5.13            23
Two months ended
   7/31/92                     2.66              7.84           100,696             1.00*             5.25*            5
10/17/91 to
   5/31/92                     2.43              2.79            96,465              .89*             4.40*            4
TEXAS QUALITY
Six months ended
   1/31/98                     5.49              4.49           220,279              .82*             5.05*            9
Year ended 7/31:
   1997                       11.76             11.93           217,999              .83              5.27            13
   1996                       14.60              7.72           210,423              .83              5.36            17
   1995                        1.14              9.89           208,924              .91              5.54             8
   1994                        (.27)             1.28           153,724              .86              5.43            10
   1993                       10.24              9.19           159,329              .89              5.49             6
Two months
   ended 7/31/92               4.44              7.46           156,031              .86*             5.60*            4
10/17/91 to
   5/31/92                     1.68              3.74           149,694              .86*             5.65*           --
========================================================================================================================
* Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.
+   The amounts shown are based on Common share equivalents
++  Ratios do not reflect the effect of dividend payments to Preferred shareholders.
+++ The amounts shown include distributions in excess of capital gains of $.008 for Common shareholders and $.002 for Preferred shareholders.

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EXCHANGE-TRADED FUNDS
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange- traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MUNIPREFERRED(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

MUTUAL FUNDS
Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

PRIVATE ASSET MANAGEMENT
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

UNIT TRUSTS
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.
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Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended January 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.
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Serving Investors for Generations

Photo of: JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

GRAPHIC:
1898
1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

FSA-1-1.98